EXHIBIT 99.2

Supplemental information provided by Regency Centers.

WHOLE FOODS
MARKET
160

COOKING
ASHBURN

CAVA

Belmont Chase Grand Opening | *Ashburn, VA*

Quarterly Supplemental
3rd Quarter 2015

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904 598 7000
RegencyCenters.com

At Regency Centers, we have lived our values
for 50 years by executing and successfully
meeting our commitments to our people, our
customers, and our communities. We hold
ourselves to that high standard every day.
Our exceptional culture will set us apart
for the next 50 years through our unending
dedication to these beliefs:

We are our people.
We believe our people are our most
fundamental asset - the best professionals
in the business who bring our culture to life.
We are the company you want to work for and
the people you want to do business with.

We work together to sustain
superior results.
We believe that, by partnering with each other
and with our customers, our talented team
will sustain superior results over the long
term. We believe that when you are passionate
about what you are doing and who you are
working with in a results-oriented, family
atmosphere, you do it better.

We provide exceptional service
to our customers.
We believe in putting our customers first.
This starts by owning, operating, and
developing dominant shopping centers
that are exceptionally merchandised and
maintained and most preferred by the
neighborhoods and communities where our
best-in-class retailers will thrive.

We add value.
We believe in creating value from every
transaction. We realize the critical importance
of executing, performing and delivering on our
commitments.

We perform for our investors.
We believe that the capital that our investors
have entrusted to us is precious. We are
open and transparent. We are committed
to enhancing the investments of our
shareholders, bond and mortgage holders,
lenders, and co-investment partners.

We connect to our communities.
We believe in contributing to the betterment
of our communities. We strive to develop
and operate thriving shopping centers that
are connected to our neighborhoods. We are
continuously reducing our environmental
impact through our greengenuity® program.

We do what is right.
We believe in unwavering standards of
honesty and integrity. Since 1963, our
Company has built its reputation by
maintaining the highest ethical principles.
You will find differentiation in our character –
we do what is right and you can take us at
our word.

We are the industry leader.
We believe that through dedication to
excellence, innovation, and ongoing process
improvements, and by remaining focused on
our core values, we will continue to be the
industry leader in a highly competitive and
ever-changing market.

Our Mission is to enhance our standing as the preeminent national shopping center company through the first-rate performance of our exceptionally merchandised portfolio of dominant grocery-anchored shopping centers, the value-added service from the best team of professionals in the business to our top-performing retailers, and profitable growth and development.

Table of Contents
September 30, 2015

Earnings Press Release................................................................................................................................................	1

Summary Information:

Summary Financial Information..................................................................................................................................	6

Summary Real Estate Information..............................................................................................................................	7

Financial Information:

Pro-Rata Balance Sheets..............................................................................................................................................	8

Pro-Rata Statements of Operations.............................................................................................................................	9

FFO, Core FFO and AFFO Reconciliations................................................................................................................	13

Additional Disclosures................................................................................................................................................	17

Consolidated Statements of Operations (GAAP Basis)..............................................................................................	19

Summary of Consolidated Debt..................................................................................................................................	20

Summary of Debt Covenants and Leverage Ratios.....................................................................................................	23

Summary of Unconsolidated Debt..............................................................................................................................	25

Summary of Preferred Stock.......................................................................................................................................	26

Investment Activity:

Property Transactions..................................................................................................................................................	27

Summary of Development, Redevelopment, and Land Held......................................................................................	28

Co-investment Partnerships:

Unconsolidated Investments........................................................................................................................................	29

Real Estate Information:

Leasing Statistics.........................................................................................................................................................	30

Average Base Rent by CBSA......................................................................................................................................	31

Significant Tenant Rents..............................................................................................................................................	32

Tenant Lease Expiration..............................................................................................................................................	33

Portfolio Summary Report by State............................................................................................................................	35

Forward-Looking Information:

Earnings and Valuation Guidance................................................................................................................................	46

Reconciliation of FFO and Core FFO Guidance to Net Income.................................................................................	47

Glossary of Terms........................................................................................................................................................	48

Regency Centers Reports Third Quarter 2015 Results
Same Property NOI Growth of 4.7%

JACKSONVILLE, Fla. (October 28, 2015) - Regency Centers Corporation (“Regency” or the “Company”) today reported financial and operating results for the quarter ended September 30, 2015.

Financial Results

Regency reported Core Funds From Operations (“Core FFO”) for the third quarter of $72.2 million, or $0.76 per diluted share, compared to $65.5 million, or $0.71 per diluted share, for the same period in 2014. For the nine months ended September 30, 2015 Core FFO was $212.9 million, or $2.25 per diluted share, compared to $195.5 million, or $2.11 per diluted share for the same period in 2014.

Funds From Operations (“FFO”) for the third quarter was $71.6 million, or $0.76 per diluted share, compared to $64.8 million, or $0.70 per diluted share, for the same period in 2014. For the nine months ended September 30, 2015 FFO was $212.3 million, or $2.24 per diluted share, compared to $196.1 million or $2.12 per diluted share for the same period in 2014.

The Company reported net income attributable to common stockholders (“Net Income”) for the third quarter of $53.7 million, or $0.57 per diluted share, compared to Net Income of $47.9 million, or $0.52 per diluted share, for the same period in 2014. For the nine months ended September 30, 2015 Net Income was $111.4 million, or $1.18 per diluted share, compared to $92.8 million, or $1.00 per diluted share for the same period in 2014.

Operating Results

For the period ended September 30, 2015, Regency’s results for wholly-owned properties plus its pro-rata share of co-investment partnerships were as follows:

	Q3 2015	YTD
Percent leased, same properties	96.0% (+10 bps YoY)
Percent leased, all properties	96.0% (+70 bps YoY)
Same property NOI growth without termination fees	4.7%	4.5%
Same property NOI growth without termination fees or redevelopments	3.1%	3.4%
Rental rate growth(1)
New leases	12.9%	14.9%
Renewal leases	7.6%	7.4%
Blended average	8.8%	8.8%
Leasing transactions
Number of new and renewal leasing transactions	353	1,072
Total square feet leased (000s) (2)	1,174	3,401

(1)	Operating properties only. Rent growth is calculated on a comparable-space, cash basis.

(2)	Co-investment partnerships at 100%

#1

Portfolio Activity

Property Transactions

During the quarter, Regency sold two wholly-owned properties for a gross sales price of $69.6 million. Year to date, the Company has sold five properties for a combined gross sales price of $128.7 million. Regency’s share of the combined gross sales price is $109.9 million.

Also during the quarter, Regency acquired University Commons on a wholly-owned basis for a gross purchase price of $80.5 million and a cap rate of 5.2%. Located in Boca Raton, Florida, the 180,000 square foot University Commons is anchored by one of the highest-trafficked Whole Foods in the country and features a merchandising mix that showcases a best-in-class line-up, including Nordstrom Rack and Bed Bath & Beyond, along with a collection of successful restaurants including J. Alexander’s, P.F. Chang’s, Mario Osteria, and Shake Shack.

Developments and Redevelopments

At quarter end, the Company had fifteen projects in development or redevelopment with combined, estimated costs of $188.9 million. In-process developments were 71% funded and 91% leased and committed, including retailer-owned square footage. Regency completed one project during the quarter, representing $60.0 million in net development costs and a yield of 8.0%.

Balance Sheet

Debt Offering

On August 17, 2015, Regency completed the sale of $250 million of 3.90% senior unsecured notes maturing November 1, 2025. Together with the transaction, Regency settled a portion of its forward starting interest rate swaps (the “Swaps”) resulting in the Company recognizing interest expense at an effective rate of 4.34%. Regency has Swaps in place for a portion of its 2017 planned issuance.

Partial Notes Redemption

Subsequent to quarter-end, Regency notified U.S. Bank National Association, as Trustee, of its intent to redeem on November 27, 2015 $100 million of the $400 million outstanding 5.875% Senior Unsecured Notes due 2017. The redemption price will be determined in accordance with the applicable indenture and is expected to be approximately $110.7 million including accrued and unpaid interest through the proposed redemption date and a make-whole amount as defined in such indenture. Excluding such accrued and unpaid interest, the redemption price will be approximately 108.1% of the principal amount being redeemed resulting in a prepayment premium of approximately $8.1 million.

#2

2015 Guidance

The Company updated certain components of its 2015 earnings guidance. These changes are summarized below. Please refer to the Company’s third quarter 2015 supplemental information package for a complete list of updates.

Full Year 2015 Guidance
	Previous Guidance	Updated Guidance
Core FFO per diluted share	$2.95 - $2.99	$3.00 - $3.03
FFO per diluted share	$2.93 - $2.97	$2.89 - $2.92
Same Property percent leased	95.5% - 96.5%	95.8% - 96.3%
Same property NOI growth without termination fees (pro-rata)	3.6% - 4.1%	4.0% - 4.3%
Acquisitions (pro-rata) ($000s)	$0 - $80,000	$80,000 - $98,000
Dispositions (pro-rata) ($000s)	$75,000 - $100,000
Dispositions for development funding (pro-rata)($000s)		$75,000 - $100,000
Dispositions for acquisition funding (pro-rata)($000s)		$50,000

Dividend

On October 28, 2015, Regency’s Board of Directors declared a quarterly cash dividend on the Company’s common stock of $0.485 per share. The dividend is payable on December 2, 2015 to shareholders of record as of November 18, 2015.

Conference Call Information

In conjunction with Regency’s third quarter results, the Company will host a conference call on Thursday, October 29, 2015 at 11:00 a.m. EDT. Dial-in and webcast information is listed below.

Third Quarter Conference Call
Date:	Thursday, October 29, 2015
Time:	11:00 a.m. EDT
Dial#:	877-407-0789 or 201-689-8562
Webcast:	www.regencycenters.com under Investor Relations

Replay

Webcast Archive:     Investor Relations page under Webcasts & Presentations

Non-GAAP Disclosure

FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from dispositions of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered

#3

an alternative for net income or as a measure of liquidity. Core FFO is an additional performance measure used by Regency as the computation of FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from FFO, but is not limited to: (a) transaction related gains, income or expense; (b) impairments on land; (c) gains or losses from the early extinguishment of debt; and (d) other non-core amounts as they occur. The Company provides a reconciliation of FFO to Core FFO.

Reconciliation of Net Income Attributable to Common Stockholders to FFO and Core FFO -
Actual (in thousands)

For the Periods Ended September 30, 2015 and 2014	Three Months Ended		Year to Date
	2015	2014	2015	2014
Net Income Attributable to Common Stockholders	$53,731	47,942	$111,384	92,814
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (1)	45,606	45,244	135,990	138,627
Provision for impairment (2)	—	2	—	426
Gain on sale of operating properties (2)	(27,806)	(28,488)	(35,281)	(35,907)
Exchangeable operating partnership units	94	90	204	185
Funds From Operations	$71,625	64,790	$212,297	196,145

Funds From Operations	$71,625	64,790	212,297	196,145
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs (2)	580	1,051	1,103	2,762
Gain on sale of land (2)	35	(19)	(33)	(3,347)
Provision for impairment to land	—	—	—	225
Hedge ineffectiveness (2)	3	—	6	—
Early extinguishment of debt (2)	2	1	(58)	42
Gain on sale of investments	—	(334)	(416)	(334)
Core Funds From Operations	$72,245	65,489	$212,899	195,493

Weighted Average Shares For Diluted FFO per Share	94,749	92,555	94,637	92,266

(1) Includes pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests
(2) Includes pro-rata share of unconsolidated co-investment partnerships

Same property NOI is a key measure used by management in evaluating the operating performance of Regency’s properties. The Company provides a reconciliation of income from operations to pro-rata same property NOI in its supplemental information package.

Reported results are preliminary and not final until the filing of the Company’s Form 10-Q with the SEC and, therefore, remain subject to adjustment.

#4

Reconciliation of Net Income Attributable to Common Stockholders to FFO and Core FFO -
Guidance

	Full Year
FFO and Core FFO Guidance:	2015
Net income attributable to common stockholders	$1.35	1.38
Adjustments to reconcile net income to FFO:
Depreciation and amortization	1.91	1.91
Gain on sale of operating properties	(0.36)	(0.36)
All other amounts	(0.01)	(0.01)
Funds From Operations	$2.89	2.92

Adjustments to reconcile FFO to Core FFO:
Development and acquisition pursuit costs	0.02	0.02
Early extinguishment of debt	0.08	0.08
All other non-core amounts	0.01	0.01
Core Funds From Operations	$3.00	3.03

The Company has published forward-looking statements and additional financial information in its third quarter 2015 supplemental information package that may help investors estimate earnings for 2015. A copy of the Company’s third quarter 2015 supplemental information will be available on the Company's website at www.RegencyCenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-Q for the quarter ended September 30, 2015. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

About Regency Centers Corporation (NYSE: REG)

With more than 50 years of experience, Regency is the preeminent national owner, operator and developer of high-quality, grocery-anchored neighborhood and community shopping centers. The Company’s portfolio of 318 retail properties encompasses over 42.7 million square feet located in top markets throughout the United States, including co-investment partnerships. Regency has developed 219 shopping centers since 2000, representing an investment at completion of more than $3 billion. Operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

###

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

#5

Summary Financial Information
September 30, 2015
(in thousands, except per share information)

	Three Months Ended		Year to Date
Financial Results	2015	2014	2015	2014

Core Funds From Operations (Core FFO)	$72,245	$65,489	$212,899	$195,493
Core FFO per share (diluted)	$0.76	$0.71	$2.25	$2.11

Funds From Operations (FFO)	$71,625	$64,790	$212,297	$196,145
FFO per share (diluted)	$0.76	$0.70	$2.24	$2.12

Diluted share and unit count
Weighted average shares (diluted)	94,749	92,555	94,637	92,266

Dividends paid per share and unit	$0.485	$0.470	$1.455	$1.410
Payout ratio of Core FFO per share (diluted)	63.8%	66.2%	64.7%	66.8%
Payout ratio of AFFO per share (diluted)	73.5%	78.3%	72.0%	76.2%

Debt metrics (pro-rata; trailing twelve months "TTM")
Net Debt-to-Core EBITDA			5.7x	6.0x
Fixed charge coverage			2.7x	2.5x

	As of	As of	As of	As of
Capital Information	9/30/2015	12/31/2014	12/31/2013	12/31/2012
Market price per common share	$62.15	$63.78	$46.30	$47.12

Market equity value of common and convertible shares	$5,861,735	$6,012,045	$4,282,702	$4,267,736
Non-convertible preferred stock	$325,000	$325,000	$325,000	$325,000
Outstanding debt	$2,513,934	$2,528,137	$2,388,837	$2,539,314
Total market capitalization	$8,700,669	$8,865,182	$6,996,538	$7,132,051

Total real estate at cost before depreciation	$4,820,158	$4,743,053	$4,385,380	$4,352,839
Total assets at cost before depreciation	$5,185,675	$5,130,878	$4,758,390	$4,636,207

Outstanding Classes of Stock and Partnership Units
Common shares outstanding	94,162	94,108	92,333	90,395
Exchangeable units held by noncontrolling interests	154	154	166	177
Common shares and equivalents issued and outstanding	94,316	94,262	92,499	90,572

#6

Summary Real Estate Information
September 30, 2015
(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014
Number of shopping centers - All properties	318	319	321	322	326
Number of shopping centers - Operating properties	313	313	314	315	318
Number of shopping centers - Same properties	302	303	304	298	304
Number of projects in development	5	6	7	7	8

Gross Leasable Area (GLA) - All properties	37,926	37,984	38,189	38,201	38,272
GLA including retailer-owned stores - All properties	42,716	42,774	42,980	43,138	43,592
GLA - Operating properties	37,549	37,454	37,482	37,494	37,336
GLA - Same properties	36,182	36,317	36,445	35,215	35,523
GLA - Projects in development	377	530	707	707	936

Wholly Owned and Pro-Rata Share of Co-investment Partnerships

GLA - All properties	28,173	28,237	28,362	28,375	28,436
GLA including retailer-owned stores - All properties	32,963	33,027	33,152	33,312	33,756
GLA - Operating properties	27,796	27,707	27,655	27,668	27,499
GLA - Same properties	26,541	26,682	26,730	25,526	25,712
Spaces ≥ 10,000 sf	16,297	16,429	16,446	15,623	15,682
Spaces < 10,000 sf	10,244	10,253	10,284	9,903	10,030
GLA - Projects in development	377	530	707	707	936

% leased - All properties	96.0%	95.8%	95.5%	95.4%	95.3%
% leased - Operating properties	96.1%	95.9%	95.8%	95.9%	95.9%
% leased - Same properties (1)	96.0%	95.8%	95.7%	95.8%	95.9%
Spaces ≥ 10,000 sf (1)	98.8%	98.7%	98.8%	98.8%	98.9%
Spaces < 10,000 sf (1)	91.5%	91.3%	90.9%	91.1%	91.1%
Average % leased - Same properties (1)	95.8%	95.8%	95.7%	95.5%	95.4%
% commenced - Same properties(1)(2)	94.9%	94.6%	94.5%	94.3%	93.9%

Same property NOI growth - YTD	4.3%	4.2%	4.2%	4.2%	3.8%
Same property NOI growth without termination fees - YTD	4.5%	4.4%	4.4%	4.0%	3.6%
Same property NOI growth without termination fees or redevelopments - YTD	3.4%	3.5%	3.2%	3.3%	2.9%
Rental rate growth - YTD(3)	8.8%	8.8%	8.8%	11.7%	12.6%
Rental rate growth for spaces vacant less than 12 months - YTD(3)	8.3%	8.1%	8.5%	11.9%	13.1%

(1) Prior periods adjusted for current same property pool.
(2) Excludes leases that are signed but have not yet commenced.
(3) Operating properties only. Rent growth is calculated on a comparable-space, cash basis for new and renewal leases executed.

#7

Balance Sheets
September 30, 2015 and December 31, 2014
(in thousands)

	As of September 30, 2015				As of December 31, 2014
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Assets
Real estate investments at cost:
Land, building and improvements	$4,311,753	(72,703)	1,098,158	5,337,208	$4,170,348	(75,854)	1,107,302	5,201,796
Properties in development	187,240	(2,467)	3,319	188,092	239,538	(2,581)	4,532	241,489
	4,498,993	(75,170)	1,101,477	5,525,300	4,409,886	(78,435)	1,111,834	5,443,285
Less: accumulated depreciation	1,014,788	(8,078)	324,433	1,331,143	933,708	(7,033)	302,169	1,228,844
	3,484,205	(67,092)	777,044	4,194,157	3,476,178	(71,402)	809,665	4,214,441
Investments in real estate partnerships	321,164	—	(321,164)	—	333,167	—	(333,167)	—
Net real estate investments	3,805,369	(67,092)	455,880	4,194,157	3,809,345	(71,402)	476,498	4,214,441

Cash and cash equivalents	29,022	(1,554)	13,279	40,747	121,789	(1,730)	8,438	128,497
Accounts receivable, net	24,642	(612)	5,955	29,985	30,999	(585)	7,444	37,858
Straight line rent receivables, net	61,435	(924)	13,715	74,226	55,768	(725)	12,973	68,016
Notes receivable	11,314	—	—	11,314	12,132	—	—	12,132
Deferred costs, net	77,599	(1,090)	14,287	90,796	71,502	(965)	14,500	85,037
Acquired lease intangible assets, net	108,400	(1,959)	11,839	118,280	52,365	(2,810)	13,447	63,002
Trading securities held in trust, at fair value	28,291	—	—	28,291	28,134	—	—	28,134
Other assets	24,815	(521)	7,096	31,390	15,136	(101)	6,009	21,044
Total assets	$4,170,887	(73,752)	522,051	4,619,186	$4,197,170	(78,318)	539,309	4,658,161

Liabilities and Equity
Liabilities:
Notes payable	$1,808,652	(40,265)	490,282	2,258,669	$1,946,357	(43,521)	506,780	2,409,616
Unsecured credit facilities	215,000	—	—	215,000	75,000	—	—	75,000
Total notes payable	2,023,652	(40,265)	490,282	2,473,669	2,021,357	(43,521)	506,780	2,484,616

Accounts payable and other liabilities	171,304	(1,514)	21,775	191,565	181,197	(1,659)	20,780	200,318
Acquired lease intangible liabilities, net	43,161	(773)	7,150	49,538	32,143	(1,084)	8,335	39,394
Tenants' security and escrow deposits	24,726	(242)	2,844	27,328	25,991	(250)	3,414	29,155
Total liabilities	2,262,843	(42,794)	522,051	2,742,100	2,260,688	(46,514)	539,309	2,753,483

Equity:
Stockholders' Equity:
Preferred stock	325,000	—	—	325,000	325,000	—	—	325,000
Common stock, $.01 par	942	—	—	942	941	—	—	941
Additional paid in capital, net of treasury stock	2,523,353	—	—	2,523,353	2,520,771	—	—	2,520,771
Accumulated other comprehensive loss	(62,307)	—	—	(62,307)	(57,748)	—	—	(57,748)
Distributions in excess of net income	(907,962)	—	—	(907,962)	(882,372)	—	—	(882,372)
Total stockholders' equity	1,879,026	—	—	1,879,026	1,906,592	—	—	1,906,592
Noncontrolling Interests:
Exchangeable operating partnership units	(1,940)	—	—	(1,940)	(1,914)	—	—	(1,914)
Limited partners' interest	30,958	(30,958)	—	—	31,804	(31,804)	—	—
Total noncontrolling interests	29,018	(30,958)	—	(1,940)	29,890	(31,804)	—	(1,914)
Total equity	1,908,044	(30,958)	—	1,877,086	1,936,482	(31,804)	—	1,904,678
Total liabilities and equity	$4,170,887	(73,752)	522,051	4,619,186	$4,197,170	(78,318)	539,309	4,658,161

NotePro-rata financial information is not presented in accordance with GAAP. The consolidated amounts shown are prepared on a basis consistent with the Company's consolidated financial statements as filed with the Securities and Exchange Commission with the Company's most recent Form 10-Q and 10-K. Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP. Share of JVs is presented net of inside/outside basis adjustments and the elimination of the Company’s equity method investment.

#8

Statements of Operations - Quarter Only
For the Periods Ended September 30, 2015 and 2014
(in thousands)

	For the Three Months Ended September 30, 2015				For the Three Months Ended September 30, 2014
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Real Estate Revenues:
Base rent	$102,006	(1,727)	23,036	123,315	$96,373	(1,501)	23,005	117,877
Recoveries from tenants	28,294	(446)	6,790	34,638	26,313	(338)	6,373	32,348
Straight line rent, net	2,722	(130)	17	2,609	1,662	4	310	1,976
Above/below market rent amortization, net	343	16	284	643	585	(3)	297	879
Percentage rent	486	—	201	687	371	—	111	482
Termination fees	122	(1)	22	143	709	—	8	717
Other income	2,309	(49)	550	2,810	1,765	(45)	499	2,219
Total real estate revenues	136,282	(2,337)	30,900	164,845	127,778	(1,883)	30,603	156,498

Real Estate Operating Expenses:
Operating and maintenance	18,449	(331)	4,147	22,265	17,016	(219)	4,226	21,023
Real estate taxes	16,044	(228)	3,944	19,760	14,832	(251)	3,606	18,187
Ground rent, net of above/below market amortization	1,312	(22)	91	1,381	1,133	(21)	40	1,152
Provision for doubtful accounts	686	(14)	150	822	679	(12)	234	901
Total real estate operating expenses	36,491	(595)	8,332	44,228	33,660	(503)	8,106	41,263
Net Operating Income	99,791	(1,742)	22,568	120,617	94,118	(1,380)	22,497	115,235

Fee Income:
Property management fees	3,249	—	—	3,249	3,202	—	—	3,202
Asset management fees	1,573	—	(258)	1,315	1,469	—	(235)	1,234
Leasing commissions and other fees	964	—	—	964	1,110	—	—	1,110
Total fee income	5,786	—	(258)	5,528	5,781	—	(235)	5,546

Interest Expense, net:
Gross interest expense	24,281	(450)	6,625	30,456	27,097	(569)	7,033	33,561
Derivative amortization	2,155	(36)	65	2,184	2,260	(40)	62	2,282
Debt cost and premium/discount amortization	335	66	193	594	311	101	187	599
Capitalized interest	(1,388)	—	—	(1,388)	(1,886)	—	—	(1,886)
Interest income	(284)	—	—	(284)	(221)	—	—	(221)
Total interest expense, net	25,099	(420)	6,883	31,562	27,561	(508)	7,282	34,335

General & Administrative, net:
Gross general & administrative	16,982	—	48	17,030	16,824	—	66	16,890
Stock-based compensation	3,463	—	—	3,463	2,966			2,966
Capitalized direct leasing compensation costs	(2,380)	—	—	(2,380)	(2,680)	—	—	(2,680)
Capitalized direct development compensation costs	(2,137)	—	—	(2,137)	(2,426)	—	—	(2,426)
Total general & administrative, net	15,928	—	48	15,976	14,684	—	66	14,750

Depreciation, Transaction and Other Expense (Income):
Depreciation and amortization (including FF&E)	37,032	(676)	9,686	46,042	36,417	(726)	10,034	45,725
Gain on sale of operating properties	(27,790)	—	(16)	(27,806)	(27,539)	—	(949)	(28,488)
Gain on sale of land	35	—	—	35	(19)	—	—	(19)
Provision for impairment	—	—	—	—	—	—	2	2
Development and acquisition pursuit costs	579	—	1	580	1,050	—	1	1,051
Loss from deferred compensation plan, net	12	—	—	12	19	—	—	19
Early extinguishment of debt	—	—	2	2	—	—	1	1
Hedge ineffectiveness	—	—	3	3	—	—	—	—
Gain on sale of investments	—	—	—	—	(334)	—	—	(334)
Other expenses	615	(3)	36	648	333	(4)	112	441
Total depreciation, transaction and other expense (income)	10,483	(679)	9,712	19,516	9,927	(730)	9,201	18,398
Equity in income of unconsolidated partnerships	5,667	—	(5,667)	—	5,713	—	(5,713)	—
Net Income	59,734	(643)	—	59,091	53,440	(142)	—	53,298

#9

	For the Three Months Ended September 30, 2015				For the Three Months Ended September 30, 2014
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Noncontrolling Interests:
Exchangeable operating partnership units	94	—	—	94	90	—	—	90
Limited partners' interest in consolidated partnerships	643	(643)	—	—	142	(142)	—	—
Net income attributable to noncontrolling interests	737	(643)	—	94	232	(142)	—	90
Net Income Attributable to Controlling Interests	58,997	—	—	58,997	53,208	—	—	53,208
Preferred stock dividends	5,266	—	—	5,266	5,266	—	—	5,266
Net Income Attributable to Common Stockholders	$53,731	—	—	53,731	$47,942	—	—	47,942
Note Pro-rata financial information is not presented in accordance with GAAP. Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP. The Consolidated Statements of Operations prepared in accordance with GAAP are included in the following pages.

#10

Statements of Operations - Year to Date
For the Periods Ended September 30, 2015 and 2014
(in thousands)

	For the Nine Months Ended September 30, 2015				For the Nine Months Ended September 30, 2014
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Real Estate Revenues:
Base rent	$301,293	(5,047)	68,853	365,099	$283,992	(4,240)	68,970	348,722
Recoveries from tenants	87,650	(1,413)	21,469	107,706	82,000	(1,138)	21,509	102,371
Straight line rent, net	6,274	(234)	842	6,882	4,724	(103)	800	5,421
Above/below market rent amortization, net	1,199	20	887	2,106	2,219	(92)	886	3,013
Percentage rent	2,593	—	1,222	3,815	2,301	—	1,318	3,619
Termination fees	345	(25)	47	367	1,193	—	24	1,217
Other income	6,210	(102)	1,389	7,497	6,951	(114)	1,505	8,342
Total real estate revenues	405,564	(6,801)	94,709	493,472	383,380	(5,687)	95,012	472,705

Real Estate Operating Expenses:
Operating and maintenance	57,373	(1,085)	13,584	69,872	54,848	(818)	14,681	68,711
Real estate taxes	46,842	(769)	11,447	57,520	44,529	(667)	11,104	54,966
Ground rent, net of above/below market amortization	3,746	(69)	239	3,916	3,304	(47)	112	3,369
Provision for doubtful accounts	1,964	(6)	543	2,501	1,538	(31)	490	1,997
Total real estate operating expenses	109,925	(1,929)	25,813	133,809	104,219	(1,563)	26,387	129,043
Net Operating Income	295,639	(4,872)	68,896	359,663	279,161	(4,124)	68,625	343,662

Fee Income:
Property management fees	9,880	—	—	9,880	9,812	—	—	9,812
Asset management fees	4,694	—	(771)	3,923	4,483	—	(724)	3,759
Leasing commissions and other fees	3,458	—	—	3,458	4,058	—	—	4,058
Total fee income	18,032	—	(771)	17,261	18,353	—	(724)	17,629

Interest Expense, net:
Gross interest expense	76,787	(1,433)	20,002	95,356	79,632	(1,292)	21,229	99,569
Derivative amortization	6,657	(108)	172	6,721	7,114	(125)	185	7,174
Debt cost and premium/discount amortization	1,179	248	579	2,006	1,454	230	560	2,244
Capitalized interest	(5,403)	—	—	(5,403)	(5,158)	—	—	(5,158)
Interest income	(813)	—	(1)	(814)	(901)	—	(4)	(905)
Total interest expense, net	78,407	(1,293)	20,752	97,866	82,141	(1,187)	21,970	102,924

General & Administrative, net:
Gross general & administrative	51,334	—	261	51,595	50,620	—	381	51,001
Stock-based compensation	10,576	—	—	10,576	8,910	—	—	8,910
Capitalized direct leasing compensation costs	(7,569)	—	—	(7,569)	(8,153)	—	—	(8,153)
Capitalized direct development compensation costs	(7,545)	—	—	(7,545)	(8,104)	—	—	(8,104)
Total general & administrative, net	46,796	—	261	47,057	43,273	—	381	43,654

Depreciation, Transaction and Other Expense (Income):
Depreciation and amortization (including FF&E)	109,249	(1,942)	29,701	137,008	110,345	(1,985)	31,939	140,299
Gain on sale of operating properties	(34,172)	—	(1,109)	(35,281)	(29,579)	—	(6,328)	(35,907)
Gain on sale of land	(43)	—	10	(33)	(19)	—	(3,328)	(3,347)
Provision for impairment	—	—	—	—	225	—	426	651
Development and acquisition pursuit costs	1,075	—	28	1,103	2,757	—	5	2,762
Loss from deferred compensation plan, net	37	—	—	37	29	—	—	29
Early extinguishment of debt	(61)	—	3	(58)	2	—	40	42
Hedge ineffectiveness	—	—	6	6	—	—	—	—
Gain on sale of investments	(416)	—	—	(416)	(334)	—	—	(334)
Other expenses	1,786	(18)	482	2,250	1,368	(89)	443	1,722
Total depreciation, transaction and other expense (income)	77,455	(1,960)	29,121	104,616	84,794	(2,074)	23,197	105,917
Equity in income of unconsolidated partnerships	17,991	—	(17,991)	—	22,353	—	(22,353)	—
Net Income	129,004	(1,619)	—	127,385	109,659	(863)	—	108,796

#11

	For the Nine Months Ended September 30, 2015				For the Nine Months Ended September 30, 2014
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Noncontrolling Interests:
Exchangeable operating partnership units	204	—	—	204	185	—	—	185
Limited partners' interest in consolidated partnerships	1,619	(1,619)	—	—	863	(863)	—	—
Net income attributable to noncontrolling interests	1,823	(1,619)	—	204	1,048	(863)	—	185
Net Income Attributable to Controlling Interests	127,181	—	—	127,181	108,611	—	—	108,611
Preferred stock dividends	15,797	—	—	15,797	15,797	—	—	15,797
Net Income Attributable to Common Stockholders	$111,384	—	—	111,384	$92,814	—	—	92,814
Note Pro-rata financial information is not presented in accordance with GAAP. Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP. The Consolidated Statements of Operations prepared in accordance with GAAP are included in the following pages.

#12

FFO, Core FFO, and AFFO Reconciliations - Quarter Only
For the Periods Ended September 30, 2015 and 2014
(in thousands, except share information)

	For the Three Months Ended September 30, 2015				For the Three Months Ended September 30, 2014
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Reconciliation of Net Income to FFO:
Net Income Attributable to Common Stockholders				53,731				$47,942
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)	$36,537	(676)	9,745	45,606	$35,910	(719)	10,053	45,244
Provision for impairment to operating properties	—	—	—	—	—	—	2	2
Gain on sale of operating properties	(27,790)	—	(16)	(27,806)	(27,539)	—	(949)	(28,488)
Exchangeable operating partnership units	94	—	—	94	90	—	—	90
Funds From Operations				$71,625				$64,790

Reconciliation of FFO to Core FFO:
Funds From Operations				$71,625				$64,790
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs	$579	—	1	580	$1,050	—	1	1,051
Gain on sale of land	35	—	—	35	(19)	—	—	(19)
Hedge ineffectiveness	—	—	3	3	—	—	—	—
Early extinguishment of debt	—	—	2	2	—	—	1	1
Gain on sale of investments	—	—	—	—	(334)	—	—	(334)
Core Funds From Operations				$72,245				$65,489

Reconciliation of Core FFO to AFFO:
Core Funds From Operations				$72,245				$65,489
Adjustments to reconcile to Adjusted Funds From Operations:
Straight line rent, net	$(2,722)	130	(17)	(2,609)	$(1,662)	(4)	(310)	(1,976)
Above/below market rent amortization, net	(319)	17	(278)	(580)	(619)	3	(294)	(910)
Derivative amortization	2,155	—	—	2,155	2,260	—	—	2,260
Debt cost and premium/discount amortization	335	66	193	594	311	101	187	599
Stock-based compensation	3,463	—	—	3,463	2,966	—	—	2,966
Capital expenditures	(10,272)	—	(2,607)	(12,879)	(10,532)	—	(2,635)	(13,167)
Adjusted Funds From Operations				$62,389				$55,261

Reconciliation of Net Income to FFO (per diluted share):
Net Income Attributable to Common Stockholders				$0.57				$0.52
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)	$0.39	(0.01)	0.10	0.48	$0.39	(0.01)	0.11	0.49
Provision for impairment to operating properties	—	—	—	—	—	—	—	—
Gain on sale of operating properties	(0.29)	—	—	(0.29)	(0.30)	—	(0.01)	(0.31)
Exchangeable operating partnership units	—	—	—	—	—	—	—	—
Funds From Operations				$0.76				$0.70

#13

	For the Three Months Ended September 30, 2015				For the Three Months Ended September 30, 2014
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Reconciliation of FFO to Core FFO (per diluted share):
Funds From Operations				$0.76				$0.70
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs	$—	—	—	—	$0.01	—	—	0.01
Gain on sale of land	—	—	—	—	—	—	—	—
Hedge ineffectiveness	—	—	—	—	—	—	—	—
Early extinguishment of debt	—	—	—	—	—	—	—	—
Gain on sale of investments	—	—	—	—	—	—	—	—
Core Funds From Operations				$0.76				$0.71

Reconciliation of Core FFO to AFFO (per diluted share):
Core Funds From Operations				$0.76				$0.71
Adjustments to reconcile to Adjusted Funds From Operations:
Straight line rent, net	$(0.03)	—	—	(0.03)	$(0.02)	—	—	(0.02)
Above/below market rent amortization, net	—	—	—	—	(0.01)	—	—	(0.01)
Derivative amortization	0.02	—	—	0.02	0.03	—	—	0.03
Debt cost and premium/discount amortization	—	—	—	—	—	—	—	—
Stock-based compensation	0.04	—	—	0.04	0.03	—	—	0.03
Capital expenditures	(0.10)	—	(0.03)	(0.13)	(0.11)	—	(0.03)	(0.14)
Adjusted Funds From Operations				$0.66				$0.60

#14

FFO, Core FFO, and AFFO Reconciliations - Year to Date
For the Periods Ended September 30, 2015 and 2014
(in thousands, except share information)

	For the Nine Months Ended September 30, 2015				For the Nine Months Ended September 30, 2014
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Reconciliation of Net Income to FFO:
Net Income Attributable to Common Stockholders				$111,384				$92,814
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)	$107,870	(1,942)	30,062	135,990	$108,420	(1,985)	32,192	138,627
Provision for impairment to operating properties	—	—	—	—	—	—	426	426
Gain on sale of operating properties	(34,172)	—	(1,109)	(35,281)	(29,579)	—	(6,328)	(35,907)
Exchangeable operating partnership units	204	—	—	204	185	—	—	185
Funds From Operations				$212,297				$196,145

Reconciliation of FFO to Core FFO:
Funds From Operations				$212,297				$196,145
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs	$1,075	—	28	1,103	$2,757	—	5	2,762
Gain on sale of land	(43)		10	(33)	(19)	—	(3,328)	(3,347)
Provision for impairment to land	—	—	—	—	225	—	—	225
Hedge ineffectiveness	—	—	6	6	—	—	—	—
Early extinguishment of debt	(61)	—	3	(58)	2	—	40	42
Gain on sale of investments	(416)	—	—	(416)	(334)	—	—	(334)
Core Funds From Operations				$212,899				$195,493

Reconciliation of Core FFO to AFFO:
Core Funds From Operations				$212,899				$195,493
Adjustments to reconcile to Adjusted Funds From Operations:
Straight line rent, net	$(6,274)	234	(842)	(6,882)	$(4,724)	103	(800)	(5,421)
Above/below market rent amortization, net	(1,254)	20	(871)	(2,105)	(2,315)	92	(881)	(3,104)
Derivative amortization	6,657	—	—	6,657	7,114	—	—	7,114
Debt cost and premium/discount amortization	1,179	248	579	2,006	1,454	230	560	2,244
Stock-based compensation	10,576	—	—	10,576	8,910	—	—	8,910
Capital expenditures	(25,054)	—	(7,083)	(32,137)	(26,532)	—	(7,179)	(33,711)
Adjusted Funds From Operations				$191,014				$171,525

Reconciliation of Net Income to FFO (per diluted share):
Net Income Attributable to Common Stockholders				$1.18				$1.00
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)	$1.13	(0.02)	0.32	1.43	$1.17	(0.02)	0.35	1.50
Provision for impairment to operating properties	—	—	—	—	—	—	—	0.01
Gain on sale of operating properties	(0.36)	—	(0.01)	(0.37)	(0.33)	—	(0.06)	(0.39)
Exchangeable operating partnership units	—	—	—	—	—	—	—	—
Funds From Operations				$2.24				$2.12

#15

	For the Nine Months Ended September 30, 2015				For the Nine Months Ended September 30, 2014
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Reconciliation of FFO to Core FFO (per diluted share):
Funds From Operations				$2.24				$2.12
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs	$0.01	—	—	0.01	$0.03	—	—	0.03
Gain on sale of land	—	—	—	—	—	—	(0.04)	(0.04)
Provision for impairment to land	—	—	—	—	—	—	—	—
Hedge ineffectiveness	—	—	—	—	—	—	—	—
Early extinguishment of debt	—	—	—	—	—	—	—	—
Gain on sale of investments	—	—	—	—	—	—	—	—
Core Funds From Operations				$2.25				$2.11

Reconciliation of Core FFO to AFFO (per diluted share):
Core Funds From Operations				$2.25				$2.11
Adjustments to reconcile to Adjusted Funds From Operations:
Straight line rent, net	$(0.07)	—	(0.01)	(0.08)	$(0.05)	—	(0.01)	(0.06)
Above/below market rent amortization, net	(0.01)	—	(0.01)	(0.02)	(0.02)	—	(0.01)	(0.03)
Derivative amortization	0.07	—	—	0.07	0.08	—	—	0.08
Debt cost and premium/discount amortization	0.01	—	0.01	0.02	0.02	—	0.01	0.03
Stock-based compensation	0.11	—	—	0.11	0.10	—	—	0.10
Capital expenditures	(0.26)	—	(0.07)	(0.33)	(0.29)	—	(0.08)	(0.37)
Adjusted Funds From Operations				$2.02				$1.86

#16

Additional Disclosures
For the Periods Ended September 30, 2015 and 2014
(in thousands)

Same Property NOI Detail	For the Three Months Ended September 30, 2015			For the Three Months Ended September 30, 2014			% Change
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share
Real Estate Revenues:
Base Rent	$94,847	22,870	117,717	$91,058	22,277	113,334
Recoveries from Tenants	26,497	6,763	33,259	24,963	6,187	31,150
Percentage Rent	485	201	685	371	111	482
Termination Fees	119	22	140	539	8	547
Other Income	1,564	406	1,971	1,085	290	1,375
Total Real Estate Revenues	123,512	30,261	153,773	118,016	28,872	146,888

Real Estate Operating Expenses:
Operating and Maintenance	16,893	4,053	20,946	16,174	4,004	20,178
Real Estate Taxes	14,917	3,918	18,835	13,844	3,505	17,349
Ground Rent	1,310	45	1,355	1,283	36	1,319
Provision for Doubtful Accounts	313	144	456	330	148	478
Total Real Estate Operating Expenses	33,433	8,160	41,593	31,631	7,693	39,324
Same Property NOI	$90,080	22,101	112,180	$86,386	21,179	107,564	4.3%
Same Property NOI without Termination Fees	$89,961	22,079	112,040	$85,846	21,171	107,017	4.7%
Same Property NOI without Termination Fees or Redevelopments	$73,370	19,133	92,502	$71,277	18,420	89,697	3.1%

	For the Nine Months Ended September 30, 2015			For the Nine Months Ended September 30, 2014
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share	% Change
Real Estate Revenues:
Base Rent	282,184	68,120	350,304	271,074	66,109	337,184
Recoveries from Tenants	82,026	21,297	103,323	78,523	20,690	99,213
Percentage Rent	2,592	1,229	3,821	2,297	1,305	3,601
Termination Fees	341	47	388	1,022	24	1,047
Other Income	4,017	949	4,966	4,671	790	5,461
Total Real Estate Revenues	371,162	91,641	462,803	357,587	88,918	446,506

Real Estate Operating Expenses:
Operating and Maintenance	52,811	13,268	66,079	52,045	13,908	65,953
Real Estate Taxes	43,242	11,352	54,594	41,995	10,690	52,686
Ground Rent	4,030	103	4,133	3,830	105	3,936
Provision for Doubtful Accounts	1,305	425	1,730	1,028	346	1,374
Total Real Estate Operating Expenses	101,387	25,148	126,536	98,899	25,050	123,949
Same Property NOI	$269,774	66,493	336,267	$258,689	63,868	322,557	4.3%
Same Property NOI without Termination Fees	$269,433	66,446	335,879	$257,666	63,844	321,510	4.5%
Same Property NOI without Termination Fees or Redevelopments	$220,971	57,606	278,576	$213,867	55,658	269,526	3.4%

#17

Capital Expenditure Detail	For the Three Months Ended September 30, 2015			For the Three Months Ended September 30, 2014
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share
Leasing commissions	$3,152	777	3,929	$2,682	668	3,350
Tenant improvements and other landlord leasing costs	3,478	910	4,388	4,573	983	5,556
Building improvements	3,642	920	4,562	3,277	984	4,261
Total capital expenditures	$10,272	2,607	12,879	$10,532	2,635	13,167

	For the Nine Months Ended September 30, 2015			For the Nine Months Ended September 30, 2014
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share
Leasing commissions	$8,601	2,031	10,632	$7,955	1,710	9,665
Tenant improvements and other landlord leasing costs	9,835	3,257	13,092	12,504	3,454	15,958
Building improvements	6,618	1,795	8,413	6,073	2,015	8,088
Total capital expenditures	$25,054	7,083	32,137	$26,532	7,179	33,711

#18

Consolidated Statements of Operations (GAAP Basis)
For the Periods Ended September 30, 2015 and 2014
(in thousands)

	Three Months Ended		Year to Date
	2015	2014	2015	2014
Revenues:
Minimum rent	$105,071	98,620	$308,766	290,935
Percentage rent	486	371	2,593	2,301
Recoveries from tenants and other income	30,725	28,787	94,205	90,144
Management, transaction, and other fees	5,786	5,781	18,032	18,353
Total revenues	142,068	133,559	423,596	401,733
Operating Expenses:
Depreciation and amortization	37,032	36,417	109,249	110,345
Operating and maintenance	19,761	18,149	61,119	58,152
General and administrative	14,750	14,463	46,227	43,883
Real estate taxes	16,044	14,832	46,842	44,529
Other operating expense	1,880	2,062	4,825	5,665
Total operating expenses	89,467	85,923	268,262	262,574
Other Expense (Income):
Interest expense, net of interest income	25,099	27,561	78,407	82,141
Provision for impairment	—	—	—	225
Early extinguishment of debt	—	—	(61)	—
Net investment income	1,190	(94)	190	(915)
Total other expense	26,289	27,467	78,536	81,451
Income from operations before equity in income of investments in real estate partnerships	26,312	20,169	76,798	57,708
Equity in income of investments in real estate partnerships	5,667	5,713	17,991	22,353
Income from operations	31,979	25,882	94,789	80,061
Gain on sale of real estate	27,755	27,558	34,215	29,598
Net income	59,734	53,440	129,004	109,659
Noncontrolling Interests:
Exchangeable operating partnership units	(94)	(90)	(204)	(185)
Limited partners' interests in consolidated partnerships	(643)	(142)	(1,619)	(863)
Net income attributable to noncontrolling interests	(737)	(232)	(1,823)	(1,048)
Net income attributable to controlling interests	58,997	53,208	127,181	108,611
Preferred stock dividends	(5,266)	(5,266)	(15,797)	(15,797)
Net income attributable to common stockholders	$53,731	47,942	$111,384	92,814

These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Reconciliation of Income from Operations to Pro-Rata Same Property NOI (1):

Income from operations	$31,979	25,882	$94,789	80,061
Less:
Management, transaction, and other fees	(5,786)	(5,781)	(18,032)	(18,353)
Other (2)	(3,043)	(1,798)	(7,608)	(6,892)
Plus:
Depreciation and amortization	37,032	36,417	109,249	110,345
General and administrative	14,750	14,463	46,227	43,883
Other operating expense, excluding provision for doubtful accounts	1,194	1,383	2,862	4,123
Other expense (income)	26,289	27,467	78,536	81,451
Equity in income of investments in real estate excluded from NOI (3)	16,652	16,222	49,312	44,702
Pro-Rata NOI	119,067	114,255	355,335	339,320
Less pro-rata non-same property NOI (4)	(6,887)	(6,691)	(19,068)	(16,763)
Pro-Rata Same Property NOI	$112,180	107,564	$336,267	322,557

(1) Same Property NOI is a key measure used by management in evaluating the operating performance of our properties.
(2) Includes straight-line rental income, net of reserves, above and below market rent amortization, banking charges, and other fees.
(3) Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, and interest expense.
(4) Includes revenues and expenses attributable to Non-Same Property, Projects in Development, and corporate activities.

#19

Summary of Consolidated Debt
September 30, 2015 and December 31, 2014
(in thousands)

Total Debt Outstanding:	9/30/2015	12/31/2014
Mortgage loans payable:
Fixed rate secured loans	$512,576	548,832
Unsecured debt offering fixed rate	1,296,076	1,397,525
Unsecured credit facilities variable rate	215,000	75,000
Total	$2,023,652	2,021,357

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)		Total	Weighted Average Contractual Interest Rate
2015	$2,127	—	—		2,127	—
2016	6,603	41,374	—		47,977	5.7%
2017	5,937	116,383	400,000	(2)	522,320	5.9%
2018	5,021	57,253	—		62,274	6.2%
2019	4,044	106,000	215,000		325,044	3.3%
2020	3,927	83,290	150,000		237,217	5.8%
2021	3,112	35,190	250,000		288,302	4.9%
2022	3,084	5,805	—		8,889	7.7%
2023	1,727	43	—		1,770	5.8%
2024	1,110	16,986	250,000		268,096	3.7%
>10 years	3,314	48	250,000		253,362	3.9%
Unamortized debt (discount)/premium	—	10,198	(3,924)		6,274
	$40,006	472,570	1,511,076		2,023,652	4.8%

Percentage of Total Debt:	9/30/2015	12/31/2014
Fixed	89.4%	96.3%
Variable	10.6%	3.7%

Current Weighted Average Contractual Interest Rates: (3)
Fixed	5.2%	5.3%
Variable	1.1%	1.3%
Combined	4.8%	5.2%

Current Weighted Average Effective Interest Rate: (4)
Combined	5.4%	5.7%

Average Years to Maturity:
Fixed	5.2	4.1
Variable	3.7	4.5

(1) Includes unsecured public debt and unsecured credit facilities.
(2) During October 2015, the Company notified the trustee of its intent to redeem $100.0 million of the 2017 unsecured public debt in November 2015.
(3) Interest rates are calculated as of the quarter end.
(4) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of deferred loan cost amortization, interest rate swaps, and facility and unused fees.

#20

Summary of Consolidated Debt
September 30, 2015 and December 31, 2014
(in thousands)
Lender	Collateral	Contractual Rate		Effective Rate (1)	Maturity	9/30/2015	12/31/2014

Fixed Rate Mortgage Loans
Escrow Bank, USA	Twin City Plaza	5.7%			04/06/15	—	39,745
Wells Fargo	Fairfield Center	5.2%			06/01/15	—	20,250
Principal Commercial Funding	Sandy Springs	5.4%			06/05/15	—	16,079
Municipal Tax Bonds Payable	Friars Mission Center	7.6%			09/02/15	—	141
Wells Fargo	Black Rock Shopping Center	5.4%			03/01/16	19,905	20,124
Midland Loan Services	Hilltop Village	5.6%			04/06/16	7,500	7,500
Berkadia Commercial Mortgage	Naples Walk	6.2%			08/11/16	14,625	15,022
Wells Fargo	Brick Walk V	6.1%			03/01/17	9,700	9,700
Jefferson Pilot	Peartree Village	8.4%			06/01/17	6,998	7,465
Allianz Life Insurance Company	4S Commons Town Center	6.0%			06/10/17	62,500	62,500
Bank of America	Grand Ridge Plaza	5.8%			07/01/17	11,172	11,309
Metropolitan Life Insurance Company	Corkscrew Village	6.2%			08/01/17	7,714	7,923
Wells Fargo	Brick Walk II	6.0%			09/01/17	6,836	6,911
Wells Fargo	Brick Walk	5.9%			09/01/17	15,058	15,212
TIAA-CRER	Westchase	5.5%			07/10/18	7,018	7,243
Guardian Life Insurance Company	Amerige Heights Town Center	6.1%			12/01/18	16,408	16,580
Guardian Life Insurance Company	El Cerrito Plaza	6.4%			12/01/18	38,169	38,694
Allianz Life Insurance Company	Tassajara Crossing	7.8%			07/10/19	19,800	19,800
Allianz Life Insurance Company	Plaza Hermosa	7.8%			07/10/19	13,800	13,800
Allianz Life Insurance Company	Sequoia Station	7.8%			07/10/19	21,100	21,100
Allianz Life Insurance Company	Mockingbird Commons	7.8%			07/10/19	10,300	10,300
Allianz Life Insurance Company	Sterling Ridge	7.8%			07/10/19	13,900	13,900
Allianz Life Insurance Company	Frisco Prestonbrook	7.8%			07/10/19	6,800	6,800
Allianz Life Insurance Company	Wellington Town Square	7.8%			07/10/19	12,800	12,800
Allianz Life Insurance Company	Berkshire Commons	7.8%			07/10/19	7,500	7,500
Allianz Life Insurance Company	Willow Festival	5.8%			01/10/20	39,505	39,505
Nationwide Bank	Kent Place	3.3%			04/01/20	8,250	8,250
Wells Fargo	University Commons	5.5%			01/10/21	38,000	—
CUNA Mutal Insurance Society	Ocala Corners	6.5%			04/01/20	4,877	5,025
PNC Bank	Fellsway Plaza	3.4%	(2)		10/16/20	33,163	29,839
John Hancock Life Insurance Company	Kirkwood Commons	7.7%			10/01/22	10,659	11,038
State Farm Life Insurance Company	Tech Ridge Center	5.8%			06/01/23	8,972	9,644
Great-West Life & Annuity Insurance Co	Erwin Square	3.8%			09/01/24	10,000	10,000
Prudential Insurance Co of America	Seminole Shoppes	3.4%			10/05/24	9,764	9,958
NYLIM Real Estate Group	Oak Shade Town Center	6.1%			05/10/28	9,333	9,691
City of Rollingwood	Shops at Mira Vista	8.0%			03/01/32	252	257
Unamortized premiums on assumed debt of acquired properties						10,198	7,227
Total Fixed Rate Mortgage Loans		6.1%		6.0%		$512,576	548,832

#21

Summary of Consolidated Debt
September 30, 2015 and December 31, 2014
(in thousands)
Lender	Collateral	Contractual Rate		Effective Rate (1)	Maturity		9/30/2015	12/31/2014

Fixed Rate Unsecured Debt (Issue Date)
Debt Offering (7/18/05)	Unsecured	5.3%			08/01/15		—	350,000
Debt Offering (6/5/07)	Unsecured	5.9%			06/15/17	(3)	400,000	400,000
Debt Offering (6/2/10)	Unsecured	6.0%			06/15/20		150,000	150,000
Debt Offering (10/7/10)	Unsecured	4.8%			04/15/21		250,000	250,000
Debt Offering (5/16/14)	Unsecured	3.8%			06/15/24		250,000	250,000
Debt Offering (8/17/15)	Unsecured	3.9%			11/01/25		250,000	—
Unamortized debt discount							(3,924)	(2,475)
Total Fixed Rate Unsecured Debt, Net of Discounts		4.9%		5.5%			$1,296,076	1,397,525

Variable Rate Unsecured Debt
Wells Fargo Bank	$800 Million Line of Credit	LIBOR + 0.925%	(4)		05/13/19		50,000	—
Wells Fargo Bank	$165 Million Term Loan	LIBOR + 0.975%			06/27/19		165,000	75,000
Total Variable Rate Unsecured Debt		1.1%		3.0%			$215,000	75,000
Total		4.8%		5.4%			$2,023,652	2,021,357

(1) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of deferred loan cost amortization, interest rate swaps, and facility and unused fees.

(2) Underlying debt is LIBOR+1.50%; however, an interest rate swap is in place to fix the interest rate on $28.1 million of this debt at 3.696% through maturity.
(3) During October 2015, the Company notified the trustee of its intent to redeem $100.0 million of the 2017 unsecured public debt in November 2015.
(4) Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $800 million line of credit. Maturity is subject to two additional six-month periods at the Company's option.

#22

Summary of Unsecured Debt Covenants and Leverage Ratios
September 30, 2015

Outstanding Unsecured Credit Facilities and Unsecured Public Debt:	Origination	Maturity	Rate	Balance
$800 Million Line of Credit (1)	05/13/15	05/13/19	LIBOR + 0.925%	$50,000
$165 Million Term Loan	06/27/14	06/27/19	LIBOR + 0.975%	$165,000

Unsecured Public Debt:	06/05/07	06/15/17	5.875%	$400,000
	06/02/10	06/15/20	6.000%	$150,000
	10/07/10	04/15/21	4.800%	$250,000
	05/16/14	06/15/24	3.750%	$250,000
	08/17/15	11/01/25	3.900%	$250,000

Unsecured Public Debt Covenants:	Required	6/30/15	3/31/15	12/31/14	9/30/14

Fair Market Value Calculation Method Covenants (2)

Total Consolidated Debt to Total Consolidated Assets	≤ 65%	32%	33%	33%	34%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	8%	8%	9%	9%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	3.7x	3.7x	3.7x	3.6x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	328%	328%	330%	323%

Historical Cost Basis Covenants (2)

Total Consolidated Debt to Total Undepreciated Assets	≤ 60%	39%	40%	40%	41%
Secured Consolidated Debt to Total Undepreciated Assets	≤ 40%	9%	10%	11%	11%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	3.7x	3.7x	3.7x	3.6x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	274%	274%	276%	269%

Note: Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company's most recent Form 10-Q or Form 10-K filing.
(1)  Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $800 million line of credit. Maturity is subject to two additional six-month periods at the Company’s option.

(2)  For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Ratios:	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14

Consolidated Only

Net debt to total market capitalization	24.4%	24.9%	22.4%	23.1%	26.3%
Net debt to real estate assets, before depreciation	41.4%	40.9%	40.9%	40.0%	41.2%
Net debt to total assets, before depreciation	38.7%	38.7%	38.7%	37.9%	38.8%
Net debt + preferred to total assets, before depreciation	45.0%	45.1%	45.2%	44.4%	45.4%

Net debt to Core EBITDA - TTM	4.9x	4.8x	4.9x	4.8x	4.8x
Fixed charge coverage	3.2x	3.0x	3.0x	3.0x	3.0x
Fixed charge coverage excluding preferreds	3.6x	3.4x	3.4x	3.4x	3.4x
Interest coverage	4.0x	3.9x	3.8x	3.8x	3.8x

#23

Unsecured assets to total real estate assets	79.4%	80.1%	79.2%	76.8%	76.0%
Unsecured NOI to total NOI - TTM	79.4%	79.4%	78.7%	77.6%	77.3%
Unencumbered assets to unsecured debt	234%	234%	232%	228%	221%

Total Pro-Rata Share

Net debt to total market capitalization	28.3%	29.1%	26.3%	27.2%	30.9%
Net debt to real estate assets, before depreciation	44.2%	44.1%	44.0%	43.4%	44.7%
Net debt to total assets, before depreciation	41.3%	41.5%	41.6%	41.0%	42.0%
Net debt + preferred to total assets, before depreciation	46.8%	47.1%	47.2%	46.6%	47.7%

Net debt to Core EBITDA - TTM	5.7x	5.7x	5.7x	5.7x	5.7x
Fixed charge coverage	2.7x	2.6x	2.5x	2.5x	2.5x
Fixed charge coverage excluding preferreds	2.9x	2.8x	2.8x	2.7x	2.7x
Interest coverage	3.4x	3.3x	3.2x	3.2x	3.2x

#24

Summary of Unconsolidated Debt
September 30, 2015 and December 31, 2014
(in thousands)

Total Debt Outstanding:	9/30/2015	12/31/2014
Mortgage loans payable:
Fixed rate secured loans	$1,399,381	1,441,330
Unsecured credit facilities variable rate	18,460	21,460
Total	$1,417,841	1,462,790

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro-Rata Share	Weighted Average Contractual Interest Rate
2015	$4,927	11,000	—	15,927	3,991	6.1%
2016	17,135	305,076	—	322,211	113,155	6.0%
2017	17,517	77,385	18,460	113,362	25,614	6.6%
2018	18,696	67,022	—	85,718	27,655	5.1%
2019	17,934	65,939	—	83,873	21,618	7.4%
2020	14,826	222,199	—	237,025	85,506	5.8%
2021	10,355	211,432	—	221,787	82,646	4.7%
2022	7,239	156,203	—	163,442	65,304	4.5%
2023	2,290	125,108	—	127,398	50,883	4.9%
2024	117	26,681	—	26,798	10,124	4.1%
>10 Years	—	21,500	—	21,500	4,300	3.6%
Net unamortized debt premium / (discount)	—	(1,200)	—	(1,200)	(514)
	$111,036	1,288,345	18,460	1,417,841	490,282	5.4%

Percentage of Total Debt:	9/30/2015	12/31/2014
Fixed	98.7%	98.5%
Variable	1.3%	1.5%

Current Weighted Average Contractual Interest Rates: (1)
Fixed	5.4%	5.4%
Variable	1.7%	1.7%
Combined	5.4%	5.4%

Current Weighted Average Effective Interest Rates: (2)
Combined	5.5%	5.5%

Average Years to Maturity:
Fixed	4.4	4.9
Variable	2.2	3.0

(1) Interest rates are calculated as of the quarter end.
(2) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of deferred loan cost amortization and interest rate swaps.

#25

Summary of Preferred Stock
September 30, 2015
(in thousands)

	Dividend Rate	Issuance Date	Callable Date	Par Value	Issuance Costs
Series 6	6.625%	2/16/2012	2/16/2017	$250,000	$8,614
Series 7	6.000%	8/23/2012	8/23/2017	75,000	2,484

Weighted Average/Totals	6.481%			$325,000	$11,098

#26

Property Transactions
September 30, 2015
(in thousands)

Acquisitions:
Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Purchase Price	Regency’s Share of Purchase Price	Cap Rate	Anchor(s)
Sep-15	University Commons		Boca Raton, FL	180	$80,500	$80,500	5.2%	Whole Foods, Nordstrom Rack

	Total Acquisitions			180	$80,500	$80,500	5.2%

Disposition(s) for Development Funding:
Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Sales Price	Regency’s Share of Sales Price	Cap Rate	Anchor(s)
Jan-15	State Street Crossing		Detroit, MI	21	$3,500	$3,500	9.0%	Rite Aid
Apr-15	Auburn Village	GRI (40%)	Sacramento, CA	134	31,300	12,520	6.5%	Bel Air Market, Dollar Tree
Apr-15	Juanita Tate Marketplace		Los Angeles, CA	77	24,293	24,293	7.2%	NorthGate Market, CVS
Sep-15	Windmiller Plaza		Columbus, OH	146	19,629	19,629	6.2%	Kroger

	Total Dispositions			378	$78,722	$59,942	6.8%

Disposition(s) for Acquisition Funding:
Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Sales Price	Regency’s Share of Sales Price	Cap Rate	Anchor(s)
Aug-15	Glen Gate		Chicago, IL	103	$50,000	$50,000	5.1%	Mariano's Fresh Market

	Total Dispositions			103	$50,000	$50,000	5.1%

#27

Summary of Development, Redevelopment and Land Held
September 30, 2015
(in thousands)

Project Name	Market	Grocer/Anchor Tenant	Anchor Opens	Estimated Net Development Costs After JV Buyout	% of Costs Incurred	Development Yield Before JV Buyout (1)	Return After JV Buyout	GLA	% Leased
Projects in Development:
Belmont Chase	Washington, DC	Whole Foods Market	Aug-15	$28,485	75%	8.5%	8.5%	91	92%
Brooklyn Station on Riverside	Jacksonville, FL	The Fresh Market	Oct-14	$15,180	83%	8.5%	7.8%	50	88%
CityLine Market	Dallas, TX	Whole Foods Market	Apr-16	$27,730	56%	8.0%	7.3%	80	98%
Village at La Floresta	Los Angeles, CA	Whole Foods Market	Feb-16	$33,116	71%	7.8%	7.8%	87	86%
Willow Oaks Crossing	Charlotte, NC	Publix	Dec-15	$13,711	77%	8.0%	8.0%	69	80%
Total Projects in Development	5			$118,222	71%	8.1%	7.8% (2)	377	89%

Development Completions:
Fountain Square	Miami, FL	Publix	Dec-14	$55,937	96%	7.6%	7.6%	177	96%
Persimmon Place	San Francisco, CA	Whole Foods Market	Jun-15	$59,976	92%	8.0%	8.0%	153	97%
Total Development Completions	2			$115,913	94%	7.8%	7.8%	330	96%

Redevelopment and Renovations:				Incremental Costs (3)	% of Costs Incurred	Incremental Yield
Various Properties	10			$70,700	31%	7% - 10%

Land Held for Future Development:				Net Development Costs to Date
Various Properties	7			$23,189

Reconciliation of Summary of Development, Redevelopment and Land Held to Properties In Development (Balance Sheet):
Developments	% of estimated development costs, including GAAP allocations			$89,834
Redevelopments and Renovations	% of incremental costs			22,303
Land Held for Future Development	Net development costs to date			23,189
Land Held for Sale	Lower of cost basis or FMV (see page 34 for estimated market value)			29,763
Other Costs	Pre-development costs and accruals for costs not yet paid			23,003
Properties in Development (Balance Sheet)				$188,092

NOI from Projects in Developments (Current Quarter)				$334

Notes:
(1) Represents the ratio of Regency's underwritten NOI at stabilization to total estimated net development costs, before any adjustments for expected JV partner buyouts.
(2) After allocating land basis for outparcel proceeds, additional interest and overhead capitalization, returns are estimated to be 7.3% for Projects in Development and Development Completions.
(3) Includes Regency's pro-rata share of unconsolidated co-investment partnerships.

Unconsolidated Investments
September 30, 2015
(in thousands)

					Regency
Co-investment Parter and Portfolio Summary Abbreviation	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment 9/30/2015	Equity Pick-up

State of Oregon
(JV-C, JV-C2)	24	2,782	$505,503	$265,817	20.00%	$53,163	$25,021	$1,579
(JV-CCV)	1	558	100,285	60,000	30.00%	18,000	11,641	477
	25	3,340	605,788	325,817
GRI
(JV-GRI)	73	9,431	1,759,219	922,179	40.00%	368,872	233,150	13,524

CalSTRS
(JV-RC)	7	730	145,805	58,453	25.00%	14,613	18,066	349

USAA
(JV-USA)	8	806	113,323	66,893	20.01%	13,384	382	606

Publix
(JV-O)	5	439	58,494	—	50.00%	—	29,224	1,738

Individual Investor
(JV-O)	1	133	52,085	44,499	50.00%	22,250	3,680	(282)

	119	14,879	$2,734,714	$1,417,841		$490,282	$321,164	$17,991

Leasing Statistics -Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
September 30, 2015
(Operating Properties Only)

Leasing Statistics - Comparable
							Rent Growth (spaces vacant < 12 mo)
Total	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
3rd Quarter 2015	306	1,037	$24.69	8.8%	5.8	$2.64	260	881	8.7%
2nd Quarter 2015	348	1,145	23.09	8.8%	5.1	1.93	304	1,058	7.9%
1st Quarter 2015	250	720	20.99	8.8%	4.6	1.24	229	691	8.5%
4th Quarter 2014	342	1,168	23.56	9.7%	4.9	1.82	296	1,083	9.1%
Total - 12 months	1,246	4,070	$23.17	9.0%	5.1	$1.93	1,089	3,713	8.5%

							Rent Growth (spaces vacant < 12 mo)
New Leases	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
3rd Quarter 2015	79	241	$25.18	12.9%	9.4	$10.26	33	85	18.7%
2nd Quarter 2015	90	176	24.11	13.2%	6.7	8.45	46	89	8.3%
1st Quarter 2015	48	92	28.18	23.4%	6.2	8.83	27	63	29.5%
4th Quarter 2014	79	156	27.93	17.2%	6.8	8.48	36	75	16.9%
Total - 12 months	296	665	$25.93	15.5%	7.6	$9.14	142	312	17.0%

							Rent Growth (spaces vacant < 12 mo)
Renewals	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
3rd Quarter 2015	227	796	$24.53	7.6%	4.6	$0.18	227	796	7.6%
2nd Quarter 2015	258	969	22.88	7.8%	4.8	0.58	258	969	7.8%
1st Quarter 2015	202	628	20.10	6.6%	4.5	0.29	202	628	6.6%
4th Quarter 2014	263	1,013	22.77	8.2%	4.5	0.62	260	1,009	8.2%
Total - 12 months	950	3,406	$22.60	7.6%	4.6	$0.44	947	3,402	7.6%

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.
3rd Quarter 2015	346	1,156	$24.46	5.7	$2.75
2nd Quarter 2015	393	1,344	23.30	6.6	2.01
1st Quarter 2015	289	794	21.34	4.7	1.84
4th Quarter 2014	387	1,260	24.17	5.0	2.21
Total - 12 months	1,415	4,554	$23.41	5.6	$2.21

Notes:
All amounts reported at execution
Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share
Rent growth is calculated on a comparable-space, cash basis for new and renewal leases executed
Tenant Improvements represent the costs to accommodate tenant-specific needs over and above baseline condition

#30

Average Base Rent by CBSA - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
September 30, 2015
(in thousands)

Largest CBSAs by Population(1)	Number of Properties	GLA	% Leased(2)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
New York-Northern New Jersey-Long Island	2	98	100.0%	$2,735	$27.87	0.6%	0.3%	0.5%
Los Angeles-Long Beach-Santa Ana	18	1,651	98.3%	39,212	24.00	5.7%	5.9%	7.5%
Chicago-Naperville-Joliet	16	1,424	96.5%	22,250	16.02	5.0%	5.1%	4.3%
Dallas-Fort Worth-Arlington	12	786	97.2%	15,935	20.72	3.8%	2.8%	3.0%
Houston-Baytown-Sugar Land	11	1,252	98.5%	22,290	17.80	3.5%	4.4%	4.3%
Philadelphia-Camden-Wilmington	9	703	92.1%	13,408	20.51	2.8%	2.5%	2.6%
Washington-Arlington-Alexandria	31	1,711	95.5%	35,551	21.41	9.7%	6.1%	6.8%
Miami-Fort Lauderdale-Miami Beach	10	1,148	94.4%	23,648	21.54	3.1%	4.1%	4.5%
Atlanta-Sandy Springs-Marietta	16	1,409	92.6%	24,866	18.66	5.0%	5.0%	4.7%
Boston-Cambridge-Quincy	3	516	95.6%	10,422	20.99	0.9%	1.8%	2.0%
San Francisco-Oakland-Fremont	15	1,739	97.1%	47,425	28.00	4.7%	6.2%	9.1%
Phoenix-Mesa-Scottsdale	3	296	87.0%	3,684	14.34	0.9%	1.0%	0.7%
Riverside-San Bernardino-Ontario	3	316	91.1%	6,069	19.86	0.9%	1.1%	1.2%
Detroit	—	—	—	—	—	—	—	—
Seattle-Tacoma-Bellevue	10	783	99.0%	17,940	23.15	3.1%	2.8%	3.4%
Minneapolis-St. Paul-Bloomington	5	207	99.1%	3,096	15.11	1.6%	0.7%	0.6%
San Diego-Carlsbad-San Marcos	10	1,407	97.0%	36,675	26.48	3.1%	5.0%	7.0%
Tampa-St. Petersburg-Clearwater	8	1,213	96.3%	16,577	14.12	2.5%	4.3%	3.2%
St. Louis	4	408	100.0%	4,266	10.45	1.3%	1.4%	0.8%
Baltimore-Towson	5	349	96.8%	7,290	21.52	1.6%	1.2%	1.4%
Denver-Aurora	13	1,118	89.5%	14,396	14.32	4.1%	4.0%	2.7%
Charlotte-Gastonia-Concord	5	300	92.6%	5,982	20.77	1.6%	1.1%	1.1%
Pittsburgh	—	—	—	—	—	—	—	—
Portland-Vancouver-Beaverton	5	435	94.5%	7,163	17.21	1.6%	1.5%	1.4%
San Antonio	—	—	—	—	—	—	—	—
Top 25 CBSAs by Population	214	19,268	95.7%	$380,880	$20.66	67.3%	68.4%	72.8%

CBSAs Ranked 26 - 50 by Population	57	5,095	96.8%	74,423	15.08	17.9%	18.1%	14.2%

CBSAs Ranked 51 - 75 by Population	11	916	96.1%	25,452	28.92	3.5%	3.3%	4.9%

CBSAs Ranked 76 - 100 by Population	8	462	97.4%	6,758	15.03	2.5%	1.6%	1.3%

Other CBSAs	28	2,432	96.2%	35,990	15.39	8.8%	8.6%	6.9%

Total All Properties	318	28,173	96.0%	$523,503	$19.17	100.0%	100.0%	100.0%

(1) 2014 Population Data Source: Synergos Technologies, Inc.
(2) Includes leases that are executed but have not commenced.

Significant Tenant Rents - Wholly Owned and Regency’s Pro-Rata Share of
Co-investment Partnerships
September 30, 2015
(in thousands)

Tenant	Tenant GLA	% of Company-Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Kroger	2,346	8.3%	$22,766	4.3%	49	15
Publix	1,836	6.5%	19,344	3.7%	45	11
Albertsons/Safeway	1,402	5.0%	15,774	3.0%	43	22
Whole Foods	603	2.1%	11,185	2.1%	18	7
TJX Companies	756	2.7%	10,061	1.9%	35	13
CVS	472	1.7%	7,567	1.4%	43	19
PETCO	321	1.1%	7,084	1.4%	43	17
Ahold/Giant	419	1.5%	5,884	1.1%	13	9
H.E.B.	344	1.2%	5,439	1.0%	5	0
Ross Dress For Less	306	1.1%	4,949	0.9%	16	8
Trader Joe's	179	0.6%	4,912	0.9%	19	6
Wells Fargo Bank	82	0.3%	4,226	0.8%	39	20
Bank of America	84	0.3%	4,037	0.8%	30	14
Starbucks	100	0.4%	4,014	0.8%	78	29
JPMorgan Chase Bank	66	0.2%	3,909	0.7%	24	4
Panera Bread	97	0.3%	3,227	0.6%	27	7
Walgreens	136	0.5%	3,083	0.6%	12	4
Sears Holdings	388	1.4%	3,069	0.6%	5	1
SUPERVALU	265	0.9%	3,042	0.6%	11	10
Wal-Mart	466	1.7%	3,026	0.6%	5	1
Sports Authority	134	0.5%	2,973	0.6%	3	0
Subway	89	0.3%	2,966	0.6%	96	40
Bed Bath & Beyond	175	0.6%	2,915	0.6%	6	0
Target	359	1.3%	2,884	0.6%	4	2
Massage Envy	90	0.3%	2,786	0.5%	33	11
Top 25 Tenants	11,515	40.9%	$161,122	30.8%	702	270

GLA owned and occupied by the anchor not included above:		# of Retailer-Owned Stores	# of Stores including Retailer-Owned
Target	1,515	13	17
Kroger	335	5	54
Albertsons/Safeway	330	7	50
Wal-Mart	247	2	7
Sears Holdings	92	1	6
Publix	63	1	46
	2,582

#32

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
September 30, 2015
(in thousands)

All Tenants

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent (2)	Expiring ABR
(1)	204	0.8%	$4,774	0.9%	$23.37
2015	263	1.0%	6,314	1.2%	23.96
2016	2,413	9.0%	47,212	9.2%	19.56
2017	3,292	12.2%	69,968	13.6%	21.25
2018	2,898	10.8%	57,849	11.3%	19.96
2019	3,104	11.5%	59,964	11.7%	19.32
2020	2,911	10.8%	58,442	11.4%	20.08
2021	1,708	6.3%	30,987	6.0%	18.15
2022	1,691	6.3%	28,248	5.5%	16.71
2023	1,182	4.4%	23,517	4.6%	19.89
2024	1,575	5.9%	29,866	5.8%	18.97
10 Year Total	21,242	79.0%	$417,142	81.4%	$19.64
Thereafter	5,663	21.0%	95,443	18.6%	16.85
	26,905	100.0%	$512,585	100.0%	$19.05

Anchor Tenants (3)

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent (2)	Expiring ABR
(1)	36	0.1%	$638	0.1%	$17.60
2015	11	0.0%	189	0.0%	18.00
2016	1,000	3.7%	9,932	1.9%	9.93
2017	1,564	5.8%	21,354	4.2%	13.65
2018	1,500	5.6%	17,084	3.3%	11.39
2019	1,883	7.0%	24,029	4.7%	12.76
2020	1,681	6.2%	21,799	4.3%	12.97
2021	1,183	4.4%	14,955	2.9%	12.64
2022	1,224	4.5%	14,637	2.9%	11.96
2023	760	2.8%	10,822	2.1%	14.23
2024	1,064	4.0%	14,586	2.8%	13.71
10 Year Total	11,907	44.3%	$150,025	29.3%	$12.60
Thereafter	4,913	18.2%	66,190	12.9%	13.47
	16,820	62.5%	$216,215	42.2%	$12.85

Reflects in place leases, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(3) Anchor tenants represent any tenant occupying at least 10,000 square feet.

#33

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
September 30, 2015
(in thousands)

Inline Tenants

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent(2)	Expiring ABR
(1)	168	0.6%	$4,137	0.8%	$24.61
2015	253	0.9%	6,125	1.2%	24.21
2016	1,413	5.3%	37,280	7.3%	26.39
2017	1,728	6.4%	48,614	9.5%	28.13
2018	1,398	5.2%	40,765	8.0%	29.16
2019	1,221	4.5%	35,935	7.0%	29.43
2020	1,230	4.6%	36,643	7.1%	29.80
2021	525	2.0%	16,033	3.1%	30.55
2022	467	1.7%	13,611	2.7%	29.16
2023	422	1.6%	12,695	2.5%	30.08
2024	511	1.9%	15,281	3.0%	29.91
10 Year Total	9,335	34.7%	$267,117	52.1%	$28.61
Thereafter	750	2.8%	29,253	5.7%	39.01
	10,085	37.5%	$296,370	57.8%	$29.39

Reflects in place leases, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

#34

Portfolio Summary Report By State
September 30, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF

Shoppes at Fairhope Village			AL	Mobile	85	85	95.0%		—	54	Publix	$14.68
			AL		85	85	95.0%	95.0%	—	54
Palm Valley Marketplace	C	20%	AZ	Phoenix-Mesa-Scottsdale	108	22	93.4%		—	55	Safeway	$14.17
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	238	238	88.6%		—	—	Golf & Tennis Pro Shop, Inc., SteinMart	$14.78
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	36	36	72.4%		—	—	—	$10.88
			AZ		382	296	87.0%	87.0%	—	55
4S Commons Town Center	M	85%	CA	San Diego-Carlsbad-San Marcos	240	240	98.7%		—	68	Ralphs, Jimbo's...Naturally!	$30.34
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Santa Ana	89	89	98.5%		143	58	Albertsons, (Target)	$28.01
Balboa Mesa Shopping Center			CA	San Diego-Carlsbad-San Marcos	207	207	100.0%		—	42	Von's Food & Drug, Kohl's	$23.64
Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Fremont	122	49	95.7%		—	32	Mollie Stone's Market	$22.62
Blossom Valley	USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	93	19	100.0%		—	34	Safeway	$25.13
Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	352	141	99.4%		—	25	Sprout's Markets, Target	$17.59
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Fremont	260	260	93.3%		—	14	Grocery Outlet, Orchard Supply Hardware	$21.35
Corral Hollow	RC	25%	CA	Stockton	167	42	100.0%		—	66	Safeway, Orchard Supply & Hardware	$16.64
Costa Verde Center			CA	San Diego-Carlsbad-San Marcos	179	179	93.3%		—	40	Bristol Farms	$35.41
Diablo Plaza			CA	San Francisco-Oakland-Fremont	63	63	100.0%		53	53	(Safeway)	$36.52
East Washington Place			CA	Santa Rosa-Petaluma	203	203	97.9%		137	25	(Target), Dick's Sporting Goods, TJ Maxx	$23.60
El Camino Shopping Center			CA	Los Angeles-Long Beach-Santa Ana	136	136	97.9%		—	36	Haggen	$25.62
El Cerrito Plaza			CA	San Francisco-Oakland-Fremont	256	256	95.5%		67	78	(Lucky's), Trader Joe's	$27.77
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	91	91	95.2%		—	42	Von's Food & Drug	$16.74
Encina Grande			CA	San Francisco-Oakland-Fremont	104	104	100.0%		—	23	Safeway	$28.20
Five Points Shopping Center	GRI	40%	CA	Santa Barbara-Santa Maria-Goleta	145	58	98.7%		—	35	Haggen	$26.68
Folsom Prairie City Crossing			CA	Sacramento--Arden-Arcade--Roseville	90	90	93.9%		—	55	Safeway	$19.45
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	99	99	98.8%		—	44	Stater Bros.	$24.25
Friars Mission Center			CA	San Diego-Carlsbad-San Marcos	147	147	100.0%		—	55	Ralphs	$31.72
Gateway 101			CA	San Francisco-Oakland-Fremont	92	92	100.0%		212	—	(Home Depot), (Best Buy), Sports Authority, Nordstrom Rack	$32.05
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	92.2%		—	38	Gelson's Markets	$20.92
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	242	242	98.9%		—	—	Lowe's	$7.10
Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	226	91	100.0%		—	24	Sprout's Markets	$22.00
Hasley Canyon Village	USAA	20%	CA	Los Angeles-Long Beach-Santa Ana	66	13	100.0%		—	52	Ralphs	$24.82
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	231	231	97.8%		—	44	Ralphs	$32.82

Portfolio Summary Report By State
September 30, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Indio Towne Center			CA	Riverside-San Bernardino-Ontario	180	180	94.3%		236	94	(Home Depot), (WinCo), Toys R Us	$17.79
Jefferson Square			CA	Riverside-San Bernardino-Ontario	38	38	55.7%		—	—	—	$14.75
Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	42	17	100.0%		39	39	(Albertsons)	$25.84
Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	113	113	77.5%		53	53	(Safeway)	$20.09
Marina Shores	C	20%	CA	Los Angeles-Long Beach-Santa Ana	68	14	100.0%		—	26	Whole Foods	$32.95
Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	100.0%		—	43	Safeway	$19.12
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	91	91	100.0%		—	43	Stater Bros.	$21.67
Navajo Shopping Center	GRI	40%	CA	San Diego-Carlsbad-San Marcos	102	41	98.0%		—	44	Albertsons	$13.49
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	149	149	96.4%		—	58	Albertsons	$21.92
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	95.4%		—	44	Haggen	$17.55
Oak Shade Town Center			CA	Sacramento--Arden-Arcade--Roseville	104	104	99.4%		—	40	Safeway	$19.95
Persimmon Place			CA	San Francisco-Oakland-Fremont	153	153	96.5%		—	40	Whole Foods, Nordstrom Rack	$33.73
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	95	95	100.0%		—	37	Von's Food & Drug	$24.75
Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Fremont	232	93	99.1%		—	—	Target, Toys "R" Us	$23.98
Point Loma Plaza	GRI	40%	CA	San Diego-Carlsbad-San Marcos	213	85	95.8%		—	50	Von's Food & Drug	$19.80
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	166	166	100.0%		—	10	Trader Joe's	$32.42
Raley's Supermarket	C	20%	CA	Sacramento--Arden-Arcade--Roseville	63	13	100.0%		—	63	Raley's	$5.41
Rancho San Diego Village	GRI	40%	CA	San Diego-Carlsbad-San Marcos	153	61	93.7%		—	40	Haggen	$20.35
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	52	52	100.0%		—	37	Superior Super Warehouse	$19.97
San Leandro Plaza			CA	San Francisco-Oakland-Fremont	50	50	91.2%		38	38	(Safeway)	$33.44
Seal Beach	C	20%	CA	Los Angeles-Long Beach-Santa Ana	97	19	98.5%		—	48	Von's Food & Drug	$23.75
Sequoia Station			CA	San Francisco-Oakland-Fremont	103	103	98.6%		62	62	(Safeway)	$37.68
Silverado Plaza	GRI	40%	CA	Napa	85	34	100.0%		—	32	Nob Hill	$16.70
Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	100.0%		—	53	Safeway	$17.87
South Bay Village			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	30	Wal-Mart, Orchard Supply Hardware	$19.11
Strawflower Village			CA	San Francisco-Oakland-Fremont	79	79	95.1%		—	34	Safeway	$18.88
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	146	146	99.0%		—	56	Safeway	$22.64
Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	98	39	98.6%		—	41	Ralphs	$17.80
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	208	208	98.9%		—	45	Haggen, Target	$18.18
The Hub Hillcrest Market (fka Uptown District)			CA	San Diego-Carlsbad-San Marcos	149	149	91.6%		—	52	Ralphs, Trader Joe's	$35.83
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	173	173	100.0%		—	35	Whole Foods, Kohl's	$25.45
Village at La Floresta			CA	Los Angeles-Long Beach-Santa Ana	87	87	86.3%		—	37	Whole Foods	$30.57
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	100.0%		—	25	Safeway	$17.44
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	197	197	97.7%		—	72	Von's Food & Drug and Sprouts	$34.97

Portfolio Summary Report By State
September 30, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	78	El Super	$14.86
Woodside Central			CA	San Francisco-Oakland-Fremont	81	81	100.0%		113	—	(Target)	$23.53
Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Fremont	110	44	97.2%		—	17	Sports Basement, Fresh & Easy	$36.20
			CA		8,267	6,573	96.9%	97.1%	1,153	2,498
Applewood Shopping Center	GRI	40%	CO	Denver-Aurora	381	152	87.3%		—	71	King Soopers, Wal-Mart	$11.30
Arapahoe Village	GRI	40%	CO	Boulder	159	64	96.9%		—	44	Safeway	$17.32
Belleview Square			CO	Denver-Aurora	117	117	99.0%		—	65	King Soopers	$17.15
Boulevard Center			CO	Denver-Aurora	79	79	94.1%		53	53	(Safeway)	$26.23
Buckley Square			CO	Denver-Aurora	116	116	95.8%		—	62	King Soopers	$10.45
Centerplace of Greeley III Phase I			CO	Greeley	119	119	96.4%		—	—	Sports Authority	$14.10
Cherrywood Square	GRI	40%	CO	Denver-Aurora	97	39	100.0%		—	72	King Soopers	$9.63
Crossroads Commons	C	20%	CO	Boulder	143	29	100.0%		—	66	Whole Foods	$26.71
Falcon Marketplace			CO	Colorado Springs	22	22	78.7%		184	50	(Wal-Mart)	$21.34
Hilltop Village			CO	Denver-Aurora	100	100	95.2%		—	66	King Soopers	$12.08
Kent Place	M	50%	CO	Denver-Aurora	48	48	100.0%		—	30	King Soopers	$19.28
Littleton Square			CO	Denver-Aurora	99	99	100.0%		—	78	King Soopers	$10.97
Lloyd King Center			CO	Denver-Aurora	83	83	96.9%		—	61	King Soopers	$11.68
Marketplace at Briargate			CO	Colorado Springs	29	29	95.6%		66	66	(King Soopers)	$28.22
Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%		—	70	King Soopers	$11.56
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora	83	33	96.5%		—	55	King Soopers	$9.96
Shops at Quail Creek			CO	Denver-Aurora	38	38	100.0%		100	100	(King Soopers)	$26.90
South Lowry Square			CO	Denver-Aurora	120	120	34.7%		—	—	—	$17.71
Stroh Ranch			CO	Denver-Aurora	93	93	100.0%		—	70	King Soopers	$12.56
Woodmen Plaza			CO	Colorado Springs	116	116	96.2%		—	70	King Soopers	$13.06
			CO		2,128	1,582	91.6%	91.6%	403	1,149
Black Rock	M	80%	CT	Bridgeport-Stamford-Norwalk	98	98	95.9%		—	—	—	$31.89
Brick Walk	M	80%	CT	Bridgeport-Stamford-Norwalk	124	124	93.0%		—	—	—	$46.50
Corbin's Corner	GRI	40%	CT	Hartford-West Hartford-East Hartford	186	74	98.8%		—	10	Trader Joe's, Toys "R" Us, Best Buy	$26.29
Fairfield Center	M	80%	CT	Bridgeport-Stamford-Norwalk	93	93	100.0%		—	—	—	$33.06
			CT		500	389	96.5%	98.8%	—	10
Shops at The Columbia	RC	25%	DC	Washington-Arlington-Alexandria	23	6	100.0%		—	12	Trader Joe's	$37.73
Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandria	17	7	100.0%		—	—	—	$90.23
			DC		40	12	100.0%	100.0%	—	12
Pike Creek			DE	Philadelphia-Camden-Wilmington	232	232	90.1%		—	49	Acme Markets, K-Mart	$13.42
Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	67	27	85.0%		—	—	—	$22.84

Portfolio Summary Report By State
September 30, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
			DE		298	258	89.6%	89.6%	—	49
Anastasia Plaza			FL	Jacksonville	102	102	95.3%		—	49	Publix	$12.52
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	103	103	73.7%		—	36	Publix	$19.68
Berkshire Commons			FL	Naples-Marco Island	110	110	96.0%		—	66	Publix	$13.56
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	268	268	97.1%		—	40	Publix, Wal-Mart, Bealls	$9.36
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	110	110	94.9%		—	46	Publix	$15.59
Brooklyn Station on Riverside (fka Shoppes on Riverside)			FL	Jacksonville	50	50	88.0%		—	20	The Fresh Market	$24.75
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	11	11	100.0%		98	—	(Kohl's)	$44.40
Canopy Oak Center	O	50%	FL	Ocala	90	45	91.8%		—	54	Publix	$18.96
Carriage Gate			FL	Tallahassee	74	74	88.5%		—	13	Trader Joe's	$21.16
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	151	151	96.7%		—	54	Publix	$23.55
Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	98.3%		—	51	Publix	$13.44
Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	(Publix), Target	$3.33
Fleming Island			FL	Jacksonville	132	132	99.3%		130	48	Publix, (Target)	$14.42
Fountain Square			FL	Miami-Fort Lauderdale-Miami Beach	177	177	95.8%		140	46	Publix, (Target)	$25.15
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	90	90	96.3%		—	42	Publix	$15.74
Grande Oak			FL	Cape Coral-Fort Myers	79	79	100.0%		—	54	Publix	$15.11
Hibernia Pavilion			FL	Jacksonville	51	51	87.1%		—	39	Publix	$15.62
Hibernia Plaza			FL	Jacksonville	8	8	—%		—	—	—	$—
John's Creek Center	C	20%	FL	Jacksonville	75	15	100.0%		—	45	Publix	$13.81
Julington Village	C	20%	FL	Jacksonville	82	16	100.0%		—	51	Publix	$15.13
Lynnhaven	O	50%	FL	Panama City-Lynn Haven	64	32	95.6%		—	44	Publix	$12.53
Marketplace Shopping Center			FL	Tampa-St. Petersburg-Clearwater	90	90	89.1%		—	—	LA Fitness	$18.15
Millhopper Shopping Center			FL	Gainesville	76	76	100.0%		—	46	Publix	$16.21
Naples Walk Shopping Center			FL	Naples-Marco Island	125	125	89.6%		—	51	Publix	$15.00
Newberry Square			FL	Gainesville	181	181	83.9%		—	40	Publix, K-Mart	$7.14
Nocatee Town Center			FL	Jacksonville	79	79	100.0%		—	54	Publix	$15.18
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	75	75	100.0%		—	48	Publix	$13.61
Oakleaf Commons			FL	Jacksonville	74	74	92.4%		—	46	Publix	$13.82
Ocala Corners			FL	Tallahassee	87	87	100.0%		—	61	Publix	$14.26
Old St Augustine Plaza			FL	Jacksonville	238	238	92.7%		—	52	Publix, Burlington Coat Factory, Hobby Lobby	$7.70
Pebblebrook Plaza	O	50%	FL	Naples-Marco Island	77	38	100.0%		—	61	Publix	$14.26
Pine Tree Plaza			FL	Jacksonville	63	63	95.3%		—	38	Publix	$12.90
Plantation Plaza	C	20%	FL	Jacksonville	78	16	92.0%		—	45	Publix	$15.42

Portfolio Summary Report By State
September 30, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Regency Square			FL	Tampa-St. Petersburg-Clearwater	352	352	98.0%		66	—	AMC Theater, Michaels, (Best Buy), (Macdill)	$15.49
Seminole Shoppes	M	50%	FL	Jacksonville	77	77	100.0%		—	54	Publix	$21.71
Shoppes @ 104			FL	Miami-Fort Lauderdale-Miami Beach	108	108	98.0%		—	46	Winn-Dixie	$17.54
Shoppes at Bartram Park	O	50%	FL	Jacksonville	126	63	100.0%		97	45	Publix, (Kohl's)	$18.15
Shops at John's Creek			FL	Jacksonville	15	15	100.0%		—	—	—	$19.79
Starke			FL	Other	13	13	100.0%		—	—	—	$24.65
Suncoast Crossing			FL	Tampa-St. Petersburg-Clearwater	118	118	92.0%		143	—	Kohl's, (Target)	$5.98
Town Square			FL	Tampa-St. Petersburg-Clearwater	44	44	100.0%		—	—	—	$28.27
University Commons			FL	Miami-Fort Lauderdale-Miami Beach	180	180	100.0%		—	51	Whole Foods, Nordstrom Rack	$29.92
Village Center			FL	Tampa-St. Petersburg-Clearwater	187	187	94.6%		—	36	Publix	$18.15
Welleby Plaza			FL	Miami-Fort Lauderdale-Miami Beach	110	110	93.3%		—	47	—	$12.57
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	107	107	94.3%		—	45	Publix	$20.63
Westchase			FL	Tampa-St. Petersburg-Clearwater	79	79	98.5%		—	51	Publix	$14.82
Willa Springs	USAA	20%	FL	Orlando	90	18	97.1%		—	44	Publix	$18.91
			FL		4,896	4,458	94.9%	95.0%	737	1,823
Ashford Place			GA	Atlanta-Sandy Springs-Marietta	53	53	90.6%		—	—	—	$19.88
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	39	39	100.0%		—	—	—	$19.32
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	190	190	94.2%		—	43	Publix	$15.36
Brighten Park (fka Loehmanns Plaza Georgia)			GA	Atlanta-Sandy Springs-Marietta	138	138	74.2%		—	25	The Fresh Market	$24.32
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	48	48	96.0%		—	—	—	$20.39
Cambridge Square			GA	Atlanta-Sandy Springs-Marietta	71	71	100.0%		—	41	Kroger	$14.26
Cornerstone Square			GA	Atlanta-Sandy Springs-Marietta	80	80	100.0%		—	18	Aldi	$15.33
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	99	99	91.9%		—	45	Publix	$14.56
Dunwoody Hall	USAA	20%	GA	Atlanta-Sandy Springs-Marietta	86	17	100.0%		—	44	Publix	$17.55
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	121	121	93.5%		—	18	The Fresh Market	$18.09
Howell Mill Village			GA	Atlanta-Sandy Springs-Marietta	92	92	96.0%		—	31	Publix	$19.26
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	62	62	70.7%		—	—	—	$31.69
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	101	101	99.4%		—	—	—	$29.16
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	79	79	100.0%		—	48	Publix	$12.99
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	101	101	100.0%		—	63	Kroger	$12.62
Sandy Springs			GA	Atlanta-Sandy Springs-Marietta	116	116	88.7%		—	12	Trader Joe's	$21.01
			GA		1,478	1,409	92.6%	92.6%	—	390
Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Joliet	265	106	98.9%		—	87	Super H Mart, Home Depot	$11.03
Clybourn Commons			IL	Chicago-Naperville-Joliet	32	32	100.0%		—	—	—	$34.81
Geneva Crossing	C	20%	IL	Chicago-Naperville-Joliet	123	25	96.7%		—	72	—	$13.40

Portfolio Summary Report By State
September 30, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Glen Oak Plaza			IL	Chicago-Naperville-Joliet	63	63	100.0%		—	12	Trader Joe's	$23.04
Hinsdale			IL	Chicago-Naperville-Joliet	179	179	93.9%		—	70	Whole Foods	$13.67
McHenry Commons Shopping Center	GRI	40%	IL	Chicago-Naperville-Joliet	99	40	91.1%		—	—	Hobby Lobby	$7.26
Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Joliet	169	68	91.1%		—	74	Mariano's Fresh Market	$15.81
Roscoe Square	GRI	40%	IL	Chicago-Naperville-Joliet	140	56	100.0%		—	51	Mariano's Fresh Market	$19.81
Shorewood Crossing	C	20%	IL	Chicago-Naperville-Joliet	88	18	92.2%		—	66	Mariano's Fresh Market	$14.40
Shorewood Crossing II	C	20%	IL	Chicago-Naperville-Joliet	86	17	100.0%		—	—	Babies R Us	$14.07
Stonebrook Plaza Shopping Center	GRI	40%	IL	Chicago-Naperville-Joliet	96	38	82.0%		—	63	Jewel-Osco	$11.79
Westchester Commons (fka Westbrook Commons)			IL	Chicago-Naperville-Joliet	139	139	97.3%		—	51	Mariano's Fresh Market	$17.47
Willow Festival			IL	Chicago-Naperville-Joliet	404	404	97.2%		—	60	Whole Foods, Lowe's	$16.42
			IL		1,884	1,184	96.1%	96.1%	—	607
Airport Crossing	M	88%	IN	Chicago-Naperville-Joliet	12	12	77.3%		90	—	(Kohl's)	$18.70
Augusta Center	M	96%	IN	Chicago-Naperville-Joliet	15	15	100.0%		214	—	(Menards)	$22.38
Shops on Main	M	92%	IN	Chicago-Naperville-Joliet	214	214	99.1%		—	40	Whole Foods, Gordmans	$14.80
Willow Lake Shopping Center	GRI	40%	IN	Indianapolis	86	34	100.0%		64	64	(Kroger)	$15.81
Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis	53	21	100.0%		—	12	Trader Joe's	$24.28
			IN		379	296	98.4%	98.4%	368	116
Fellsway Plaza	M	75%	MA	Boston-Cambridge-Quincy	155	155	98.3%		—	61	Stop & Shop	$22.17
Shops at Saugus			MA	Boston-Cambridge-Quincy	87	87	90.5%		—	11	Trader Joe's	$28.74
Twin City Plaza			MA	Boston-Cambridge-Quincy	274	274	95.7%		—	63	Shaw's, Marshall's	$17.87
			MA		516	516	95.6%	94.4%	—	135
Bowie Plaza	GRI	40%	MD	Washington-Arlington-Alexandria	103	41	96.1%		—	—	—	$20.25
Burnt Mills	C	20%	MD	Washington-Arlington-Alexandria	31	6	100.0%		—	9	Trader Joe's	$36.56
Clinton Park	C	20%	MD	Washington-Arlington-Alexandria	206	41	74.2%		49	—	Sears, (Toys "R" Us)	$9.69
Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandria	137	55	96.8%		—	70	Shoppers Food Warehouse	$17.16
Festival at Woodholme	GRI	40%	MD	Baltimore-Towson	81	32	95.4%		—	10	Trader Joe's	$36.57
Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	22	9	95.5%		—	—	—	$36.89
King Farm Village Center	RC	25%	MD	Washington-Arlington-Alexandria	118	30	91.4%		—	54	Safeway	$24.78
Parkville Shopping Center	GRI	40%	MD	Baltimore-Towson	162	65	96.3%		—	41	Giant Food	$14.58
Southside Marketplace	GRI	40%	MD	Baltimore-Towson	125	50	96.0%		—	44	Shoppers Food Warehouse	$18.46
Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandria	104	42	93.1%		—	64	Shoppers Food Warehouse	$12.22
Valley Centre	GRI	40%	MD	Baltimore-Towson	220	88	99.0%		—	—	TJ Maxx	$15.10
Village at Lee Airpark			MD	Baltimore-Towson	113	113	96.1%		75	63	Giant Food, (Sunrise)	$27.79
Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandria	111	44	98.6%		—	—	LA Fitness	$24.57
Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	69	28	95.8%		—	—	—	$28.58

Portfolio Summary Report By State
September 30, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
			MD		1,604	644	94.9%	94.9%	124	355
Fenton Marketplace			MI	Flint	97	97	95.7%		—	—	Family Farm & Home	$6.95
			MI		97	97	95.7%	95.7%	—	—
Brentwood Plaza			MO	St. Louis	60	60	100.0%		—	52	Schnucks	$10.34
Bridgeton			MO	St. Louis	71	71	100.0%		130	63	Schnucks, (Home Depot)	$11.98
Dardenne Crossing			MO	St. Louis	67	67	100.0%		—	63	Schnucks	$10.84
Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	—	Wal-Mart, (Target), (Lowe's)	$9.83
			MO		408	408	100.0%	100.0%	388	179
Apple Valley Square	RC	25%	MN	Minneapolis-St. Paul-Bloomington	185	46	97.6%		87	62	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$12.37
Calhoun Commons	RC	25%	MN	Minneapolis-St. Paul-Bloomington	66	17	100.0%		—	50	Whole Foods	$24.30
Colonial Square	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	93	37	100.0%		—	44	Lund's	$22.22
Rockford Road Plaza	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	204	82	100.0%		—	—	Kohl's	$12.05
Rockridge Center	C	20%	MN	Minneapolis-St. Paul-Bloomington	125	25	97.0%		—	89	Cub Foods	$13.31
			MN		674	207	99.1%	99.1%	87	245
Cameron Village	C	30%	NC	Raleigh-Cary	558	167	97.4%		—	87	Harris Teeter, The Fresh Market	$20.60
Carmel Commons			NC	Charlotte-Gastonia-Concord	133	133	95.1%		—	14	The Fresh Market	$18.79
Cochran Commons	C	20%	NC	Charlotte-Gastonia-Concord	66	13	95.6%		—	42	Harris Teeter	$15.52
Colonnade Center			NC	Raleigh-Cary	58	58	100.0%		—	40	Whole Foods	$26.69
Glenwood Village			NC	Raleigh-Cary	43	43	100.0%		—	28	Harris Teeter	$14.96
Harris Crossing			NC	Raleigh-Cary	65	65	91.1%		—	53	Harris Teeter	$8.48
Holly Park	M	99%	NC	Raleigh-Cary	160	160	100.0%		—	12	Trader Joe's	$14.80
Lake Pine Plaza			NC	Raleigh-Cary	88	88	96.8%		—	58	Kroger	$11.94
Maynard Crossing	USAA	20%	NC	Raleigh-Cary	123	25	92.5%		—	56	Kroger	$14.77
Phillips Place	O	50%	NC	Charlotte-Gastonia-Concord	133	67	98.5%		—	—	Dean & Deluca	$31.08
Providence Commons	RC	25%	NC	Charlotte-Gastonia-Concord	74	19	100.0%		—	50	Harris Teeter	$18.05
Shops at Erwin Mill (fka Erwin Square)	M	55%	NC	Durham-Chapel Hill	87	87	98.2%		—	53	Harris Teeter	$16.97
Shoppes of Kildaire	GRI	40%	NC	Raleigh-Cary	145	58	99.3%		—	19	Trader Joe's	$17.34
Southpoint Crossing			NC	Durham-Chapel Hill	103	103	96.6%		—	59	Kroger	$15.34
Sutton Square	C	20%	NC	Raleigh-Cary	101	20	98.8%		—	24	The Fresh Market	$16.92
Village Plaza	C	20%	NC	Durham-Chapel Hill	75	15	100.0%		—	42	Whole Foods	$16.98
Willow Oaks			NC	Charlotte-Gastonia-Concord	69	69	79.5%		—	49	Publix	$15.49
Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	95.7%		—	41	Food Lion	$12.27
			NC		2,170	1,278	96.4%	97.3%	—	727
Plaza Square	GRI	40%	NJ	New York-Northern New Jersey-Long Island	104	42	100.0%		—	60	Shop Rite	$21.82

Portfolio Summary Report By State
September 30, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	54	22	87.5%		—	34	Acme Markets	$6.59
			NJ		158	63	95.7%	95.7%	—	94
Lake Grove Commons	GRI	40%	NY	New York-Northern New Jersey-Long Island	141	57	100.0%			48	Whole Foods, LA Fitness	$32.32
			NY		141	57	100.0%	100.0%	—	48
Cherry Grove			OH	Cincinnati-Middletown	196	196	97.0%		—	66	Kroger	$11.01
East Pointe			OH	Columbus	107	107	100.0%		—	59	Kroger	$9.69
Hyde Park			OH	Cincinnati-Middletown	397	397	99.4%		—	169	Kroger, Remke Markets	$15.11
Kroger New Albany Center	M	50%	OH	Columbus	93	93	100.0%		—	65	Kroger	$11.56
Maxtown Road (Northgate)			OH	Columbus	85	85	100.0%		90	62	Kroger, (Home Depot)	$11.15
Red Bank Village			OH	Cincinnati-Middletown	164	164	99.2%		—	—	Wal-Mart	$6.26
Regency Commons			OH	Cincinnati-Middletown	34	34	100.0%		—	—	—	$21.72
Westchester Plaza			OH	Cincinnati-Middletown	88	88	98.4%		—	67	Kroger	$9.46
			OH		1,164	1,164	99.1%	99.1%	90	489
Corvallis Market Center			OR	Corvallis	85	85	100.0%		—	12	Trader Joe's	$20.03
Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Beaverton	93	37	98.1%		—	38	Whole Foods	$13.58
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	149	149	92.9%		—	41	Safeway	$15.88
Northgate Marketplace	M	94%	OR	Medford	81	81	100.0%		—	13	Trader Joe's	$21.34
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	88	88	95.4%		—	55	Safeway	$10.97
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	71	71	100.0%		—	57	Whole Foods	$27.41
Walker Center			OR	Portland-Vancouver-Beaverton	90	90	90.4%		—	—	Bed Bath and Beyond	$18.75
			OR		657	601	96.0%	96.0%	—	215
Allen Street Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	92.0%		—	22	Ahart's Market	$13.89
City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	162	65	78.1%		—	—	Ross Dress for Less	$19.94
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	214	214	99.3%		—	11	Trader Joe's	$28.10
Hershey			PA	Harrisburg-Carlisle	6	6	100.0%		—	—	—	$30.41
Kulpsville Village Center			PA	Philadelphia-Camden-Wilmington	15	15	100.0%		—	—	—	$30.36
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	90	90	96.0%		244	111	(Wegmans), (Target), Sports Authority	$26.03
Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	100.0%		—	51	Weis Markets	$21.84
Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	141	56	86.1%		—	56	Acme Markets	$17.74
Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	96.0%		—	73	Valley Farm Market	$7.52
Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	90	36	92.5%		—	51	Giant Food	$20.09
			PA		990	591	94.4%	94.4%	244	375
Buckwalter Village			SC	Hilton Head Island-Beaufort	60	60	100.0%		—	46	Publix	$14.80
Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	97.0%		—	38	Publix	$15.10

Portfolio Summary Report By State
September 30, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Queensborough Shopping Center	O	50%	SC	Charleston-North Charleston	82	41	100.0%		—	66	Publix	$10.33
			SC		222	133	99.3%	99.3%	—	149
Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro	70	70	100.0%		—	55	Publix	$14.38
Northlake Village			TN	Nashville-Davidson--Murfreesboro	138	138	91.0%		—	75	Kroger	$12.83
Peartree Village			TN	Nashville-Davidson--Murfreesboro	110	110	100.0%		—	61	Harris Teeter	$18.12
			TN		317	317	96.1%	96.1%	—	191
Alden Bridge	USAA	20%	TX	Houston-Baytown-Sugar Land	139	28	100.0%		—	68	Kroger	$19.24
Bethany Park Place	USAA	20%	TX	Dallas-Fort Worth-Arlington	99	20	100.0%		—	83	Kroger	$11.53
CityLine Market			TX	Dallas-Fort Worth-Arlington	80	80	97.8%		—	40	—	$26.10
Cochran's Crossing			TX	Houston-Baytown-Sugar Land	138	138	97.6%		—	63	Kroger	$17.57
Hancock			TX	Austin-Round Rock	410	410	97.0%		—	90	H.E.B., Sears	$14.33
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	28	28	100.0%		81	81	(Kroger)	$25.03
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%		—	—	—	$44.40
Indian Springs Center			TX	Houston-Baytown-Sugar Land	137	137	100.0%		—	79	H.E.B.	$23.04
Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	97.9%		—	64	Tom Thumb	$15.15
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	97.3%		63	63	(Wal-Mart)	$23.31
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	100.0%		—	64	Tom Thumb	$20.12
Market at Round Rock			TX	Austin-Round Rock	123	123	99.0%		—	30	Sprout's Markets	$16.71
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	120	120	93.3%		—	49	Tom Thumb	$17.60
North Hills			TX	Austin-Round Rock	144	144	97.9%		—	60	H.E.B.	$21.43
Panther Creek			TX	Houston-Baytown-Sugar Land	166	166	99.4%		—	66	Randall's Food	$18.44
Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	100.0%		—	64	Kroger	$13.86
Preston Oaks			TX	Dallas-Fort Worth-Arlington	104	104	93.8%		—	30	H.E.B. Central Market	$30.71
Shiloh Springs	USAA	20%	TX	Dallas-Fort Worth-Arlington	110	22	91.0%		—	61	Kroger	$14.30
Shops at Mira Vista			TX	Austin-Round Rock	68	68	100.0%		—	15	Trader Joe's	$20.56
Signature Plaza			TX	Dallas-Fort Worth-Arlington	32	32	100.0%		62	62	(Kroger)	$20.23
Southpark at Cinco Ranch			TX	Houston-Baytown-Sugar Land	263	263	97.3%		—	101	Kroger, Academy Sports	$12.32
Sterling Ridge			TX	Houston-Baytown-Sugar Land	129	129	100.0%		—	63	Kroger	$19.47
Sweetwater Plaza	C	20%	TX	Houston-Baytown-Sugar Land	134	27	100.0%		—	65	Kroger	$16.86
Tech Ridge Center			TX	Austin-Round Rock	187	187	94.7%		—	84	H.E.B.	$21.13
Weslayan Plaza East	GRI	40%	TX	Houston-Baytown-Sugar Land	170	68	100.0%		—	—	Berings	$16.61
Weslayan Plaza West	GRI	40%	TX	Houston-Baytown-Sugar Land	186	74	100.0%		—	52	Randall's Food	$18.39
Westwood Village			TX	Houston-Baytown-Sugar Land	184	184	97.7%		127	—	(Target)	$18.20
Woodway Collection	GRI	40%	TX	Houston-Baytown-Sugar Land	96	38	92.1%		—	45	Whole Foods	$26.82
			TX		3,626	2,970	97.7%	97.7%	333	1,544

Portfolio Summary Report By State
September 30, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	92	92	100.0%		—	49	Giant Food	$23.68
Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandria	89	36	97.3%		—	57	Shoppers Food Warehouse	$14.64
Belmont Chase			VA	Washington-Arlington-Alexandria	91	91	91.5%		—	40	Whole Foods	$27.98
Braemar Shopping Center	RC	25%	VA	Washington-Arlington-Alexandria	96	24	96.3%		—	58	Safeway	$20.86
Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandria	104	42	97.3%		—	55	Shoppers Food Warehouse	$17.92
Culpeper Colonnade			VA	Culpeper	171	171	98.8%		127	70	Martin's, Dick's Sporting Goods, (Target)	$15.09
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	76	76	83.5%		—	—	—	$13.39
Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandria	169	67	98.6%		—	65	Shoppers Food Warehouse	$24.96
Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	103	41	100.0%		—	50	Giant Food	$22.17
Gayton Crossing	GRI	40%	VA	Richmond	158	63	93.0%		55	38	Martin's, (Kroger)	$15.26
Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandria	340	136	98.2%		—	62	Giant Food	$24.27
Hanover Village Shopping Center	GRI	40%	VA	Richmond	90	36	98.4%		—	18	Aldi	$8.37
Hollymead Town Center	C	20%	VA	Charlottesville	154	31	96.0%		143	61	Harris Teeter, (Target)	$21.92
Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	72	29	95.0%		—	—	Golfsmith	$36.98
Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	93	37	100.0%		—	28	Giant Food	$27.16
Lorton Station Marketplace	C	20%	VA	Washington-Arlington-Alexandria	132	26	100.0%		—	63	Shoppers Food Warehouse	$21.58
Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	113	45	98.2%		—	56	Giant Food	$18.88
Shops at County Center			VA	Washington-Arlington-Alexandria	97	97	92.8%		—	52	Harris Teeter	$19.95
Shops at Stonewall			VA	Washington-Arlington-Alexandria	314	314	97.9%		—	140	Wegmans, Dick's Sporting Goods	$17.10
Signal Hill	C	20%	VA	Washington-Arlington-Alexandria	95	19	97.5%		—	67	Shoppers Food Warehouse	$21.55
Town Center at Sterling Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	187	75	91.5%		—	47	Giant Food	$19.29
Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandria	298	60	97.2%		—	48	Shoppers Food Warehouse, Gold's Gym	$24.61
Village Shopping Center	GRI	40%	VA	Richmond	111	44	100.0%		—	45	Martin's	$22.17
Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandria	105	42	95.2%		—	—	—	$24.94
Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandria	136	54	94.4%		141	59	Safeway, (Target)	$22.96
			VA		3,486	1,749	96.3%	96.6%	465	1,228
Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	92.4%		—	49	Safeway	$15.52
Broadway Market	C	20%	WA	Seattle-Tacoma-Bellevue	140	28	94.7%		—	64	Quality Food Centers	$24.33
Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	215	43	96.0%		—	49	Haggen	$11.58
Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	78	31	100.0%		—	29	Albertsons	$23.38
Grand Ridge			WA	Seattle-Tacoma-Bellevue	326	326	100.0%		—	45	Safeway, Regal Cinemas	$22.45
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	100.0%		—	—	—	$35.21
Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	81	32	96.2%		230	—	(Sears)	$23.73
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	100.0%		—	41	Quality Food Centers	$22.54

Portfolio Summary Report By State
September 30, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	100.0%		55	67	(Safeway)	$28.81
Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	100.0%		112	—	(Target)	$27.01
			WA		1,227	783	99.0%	99.0%	397	343
Whitnall Square Shopping Center	GRI	40%	WI	Milwaukee-Waukesha-West Allis	133	53	92.8%		—	69	Pick 'N' Save	$8.06
			WI		133	53	92.8%	92.8%	—	69

Regency Centers Total					37,926	28,173	96.0%	96.1%	4,789	13,148

(1) Major Tenants are the grocery anchor and any tenant over 35,000 square feet. Retailers in parenthesis are a shadow anchor and not a part of the owned property.

C:	Co-investment Partnership with Oregon
GRI:	Co-investment Partnership with GRI
O:	Other, single property co-investment Partnerships
RC:	Co-investment Partnership with CalSTRS
USAA:	Co-investment Partnership with USAA
M:	Co-investment Partnership with Minority Partner

Earnings and Valuation Guidance
September 30, 2015

($000s except percentages and per share numbers)	2013A	2014A	1Q15A	2Q15A	3Q15A	2015E

Core FFO / Share (for actuals please see related press release)						$3.00 - $3.03
FFO / Share						$2.89 - $2.92

Same Property
Same property percent leased at period end (pro-rata)	95.1%	95.8%	95.7%	95.9%	96.0%	95.8% - 96.3%
Same property NOI growth without termination fees (pro-rata)	4.0%	4.0%	4.4%	4.3%	4.7%	4.0% - 4.3%

New Investments
Development and Redevelopment starts	$194,288	$239,225	$19,852	$8,250	$23,012	$75,000 - $125,000
Estimated yield (weighted average)	8.1%	7.9%	7.9%	8.4%	7.5%	7.0% - 8.5%
Acquisitions (pro-rata)	$95,258	$196,153	$0	$0	$80,500	$80,000 - $98,000
Cap rate (weighted average)	5.8%	5.4%	0.0%	0.0%	5.2%	5.0% - 5.3%

Disposition Activity
Dispositions for development funding (pro-rata)	$309,378	$102,593	$3,500	$36,813	$19,629	$75,000 - $100,000
Cap rate (weighted average)	7.3%	6.9%	9.0%	7.0%	6.2%	6.5% - 7.0%
Dispositions for acquisition funding (pro-rata)	$0	$48,875	$0	$0	$50,000	$50,000
Cap rate (weighted average)	0.0%	5.6%	0.0%	0.0%	5.1%	5.1%
Liquidation of Preferred Investment in JV	$47,500	$0	$0	$0	$0	$0
Yield	10.5%	0.0%	0.0%	0.0%	0.0%	0.0%

Net Asset Valuation Guidance:
Estimated market value of expansion land and outparcels available					$39,720
Estimated market value of undeveloped outparcels					$20,283
NOI from Projects in Development (current quarter)					$334
Base Rent from leases signed but not yet rent-paying in operating properties (current quarter)					$2,233
Base Rent from leases signed but not yet rent-paying in Development Completions (current quarter)					$619

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

#46

Reconciliation of FFO and Core FFO Guidance to Net Income
September 30, 2015
(per diluted share)

FFO and Core FFO Guidance:	Full Year 2015
Net income attributable to common stockholders	$1.35	1.38
Adjustments to reconcile net income to FFO:
Depreciation and amortization	1.91	1.91
Gain on sale of operating properties	(0.36)	(0.36)
All other amounts	(0.01)	(0.01)
Funds From Operations	$2.89	2.92

Adjustments to reconcile FFO to Core FFO:
Development and acquisition pursuit costs	0.02	0.02
Early extinguishment of debt	0.08	0.08
All other non-core amounts	0.01	0.01
Core Funds From Operations	$3.00	3.03

#47

Glossary of Terms
September 30, 2015

Adjusted Funds From Operations (AFFO): An additional performance measure used by Regency to reflect the Company’s ability to fund cash needs, including cash distributions to shareholders. AFFO is calculated by adjusting Core FFO for (i) capital expenditures necessary to maintain the Company’s portfolio of properties, (ii) the non-cash effects of straight line rents, above/below market rents, stock based compensation and interest charges and (iii) other non-cash amounts as they occur. The Company provides a reconciliation of Core FFO to AFFO.
Core Funds From Operations (Core FFO): An additional performance measure used by Regency as the computation of FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from FFO, but is not limited to: (i) transaction related gains, income or expense; (ii) impairments on land; (iii) gains or losses from the early extinguishment of debt; and (iv) other non-core amounts as they occur. The Company provides a reconciliation of FFO to Core FFO.
Development Completion: A project in development is deemed complete upon the earliest of: (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) percent leased equals or exceeds 90% and the project features at least one year of anchor operations, or (iii) the project features at least two years of anchor operations, or (iv) three years have passed since the start of construction. Once deemed complete, the property is termed an Operating Property.
Fixed Charge Coverage Ratio: Earnings before interest, taxes, investment transaction profits net of deal costs, depreciation and amortization (“Core EBITDA”) divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders plus dividends paid to our preferred stockholders.
Funds From Operations (FFO): FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from sales of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered an alternative for cash flow as a measure of liquidity.
Net Operating Income (NOI): Total property revenues (minimum rent, percentage rents, and recoveries from tenants and other income) less direct property operating expenses (operating and maintenance and real estate taxes) from the properties owned by the Company, and excludes corporate-level income (including management, transaction, and other fees), for the entirety of the periods presented.
Non-Same Property: A property acquisition, disposition, or Development Completion that occurred during either calendar year period being compared.
Operating Property: Any property not termed a Project In Development.

Project In Development: A property owned and intended to be developed, including partially operating properties acquired specifically for redevelopment and excluding land held for future development.

Same Property: Operating properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes all Projects In Development and Non-Same Properties.

#48